                                 Presentation to

                                  Project Tulip



                        Preliminary Discussion Materials


                           William Blair & Company(R)


                                   May 4, 2001


Investment Banking * Equity Research * Institutional & Private Brokerage *
                       Asset Management * Private Capital

  William Blair & Company, L.L.C. 222 West Adams Street Chicago Illinois 60606
                       312.236.1600 www.williamblair.com

        CHICAGO HARTFORD LONDON NEW YORK SAN FRANCISCO TOKYO VADUZ ZURICH

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
================================================================================


I.   Tulip Situation Overview

II.  Summary of Alternatives and Considerations

III. Overview of Debt Markets

IV.  Overview of Public Equity Markets

Appendices

     A.   Recent Rights Offerings

     B.   Consumer PIPEs Transactions

     C.   Merger Transaction Data

     D.   Traditional Grocer Data

     E.   Follow-on Offerings Since January 1, 2001

                                                        TULIP SITUATION OVERVIEW
================================================================================



[GRAPHIC]

William Blair & Company
-----------------------

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                                  TULIP SUMMARY
================================================================================

 .    Focused on improving operations through Garden partnership - "Bricks and
     Clicks" strategy

 .    Tulip management has revised its strategic plan to focus on profitability in existing markets

 .    Positive momentum reflected in 1Q results, announced reached market-level operating profitability for March 2001 in Chicago

 .    Lack of following in the investment community

     .    Minimal Wall Street research support

          .    Minimal interest from institutional investors

 .    Stock price has ranged from $0.69 to $1.97 since December 2000 and is currently $1.22 (5/01/01)

 .    Potential NASDAQ delisting issues

     .    Net tangible assets

     .    Minimum bid price

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                             TULIP STRATEGY OVERVIEW
================================================================================



 .    Tulip has exited certain less strategic markets (Columbus, Houston, Austin,
     Dallas, and San Francisco) to focus on selected large markets in which Garden is located (with exception of Chicago)

 .    Tulip management has developed a strategy to accelerate the path to achieving Company-wide operating profitability

     .    Focused on growth and efficiency in existing markets

          -   Boston                                  - Washington, D.C.
          -   Southern Connecticut                    - Chicago
          -   Long Island

     .    Suspended plans to enter new markets

 .    Company estimates $110 million is required to reach cash flow break even in
     Q3 2004 (not adjusted for inflation, but including non-compounded 8% preferred dividends)

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                             PARTNERSHIP WITH GARDEN
================================================================================

 .    "Bricks and Clicks" strategy primarily focused on certain large Garden markets

 .    Invested $72.6 million in Tulip convertible preferred shares on 6/30/00

 .    Garden's ownership at original deal pricing:

     .    Ownership of 58.1% including preferred on as-converted basis(1)

     . Warrants to purchase 36,560,937 shares at strike prices of $3.00 to $3.75(2)

     .    Warrant exercise would increase Garden ownership to 78.8%

 .    Increased $20 million secured revolving credit facility to $50 million in
     February 2001


----------
(1)  Conversion ratio based on conversion price of $3.75
(2) Warrants split between 3,666,667 shares at an exercise price of $3.00 and 32,894,270 shares at an exercise price of $3.75

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                     GARDEN'S EXISTING INVESTMENT STRUCTURE
================================================================================

 .    Series C Convertible Preferred Shares:

     .    Face value $72.6 million

     .    Conversion price of $3.75

     .    Adjustments (based on new equity issuance)

          -   Conversion price adjustments to new equity price

 .    Warrants

     .    Warrants to purchase up to 36.6 million shares

     .    Weighted average strike price of $3.67

     .    Adjustments (based on new equity issuance)

          -   Strike price to new equity price

          -   Number of warrants increases on a pro-rata basis


     GARDEN Ownership Structure

                                          Conversion/              Number
                                          Strike Price           of Shares
                                          ------------           ---------
Common Shares                                                    2,331,917

Series C Convertible
Preferred Shares                            $3.75               19,369,873

Warrants

 - Bridge                                   $3.00                  100,000
 - Credit Facility                          $3.00                3,566,667
 - Purchase Agreement                       $3.75               32,894,270
                                                                ----------
                                                                36,560,937

Total Diluted Shares                                            58,262,727
                                                                ==========

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                PRELIMINARY DISCUSSION WITH GARDEN MANAGEMENT(1)
================================================================================



 .    View Tulip's business as a value-added service and logical extension of its business

 .    Dependent upon Tulip as its eCommerce arm in the U.S.

 .    Committed to support Tulip short and long term

     .    58% - 100% of $50 million this year

     .    Additional funding required in 2002 - do not see need to pre-fund now

 .    Priority to get to 80% ownership as quickly as possible for tax consolidation purposes

 .    Agree with view that there are several benefits to keeping Company public

 .    Are respectful of minority shareholders' rights

 .    Require credit line to be paid off with new equity

 .    Opposed to strategic investors if they want to "influence operations"

 .    Expressed reluctance to renegotiate 2000 deal


----------
(1)  Conference call with Garden CFO on April 27th, 2001.

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                         PROJECTED CASH REQUIREMENTS(1)
================================================================================

                                 Acutual                                                               Projected
                                ---------    ------------------------------------------------------------------------------------
                                  2000         2001           2002          2003        Q1 2004       Q2 2004       Q3 2004
                                ---------    ---------     ---------     ---------     ---------     ---------     ---------
Revenue                         $  92,844    $ 110,093     $ 159,662     $ 222,435     $  64,389     $  67,927     $  71,395

% incr.                                NA           19%           45%           39%            5%            5%            5%

EBIT                              (55,871)     (50,049)      (35,652)      (18,095)       (2,307)       (1,664)         (697)

Depreciation                        4,251        8,972        10,499        10,201         2,470         2,470         2,470
Cap'l Exp                         (12,029)     (10,108)      (13,000)       (3,000)         (750)         (750)         (750)
Chgs in W/C & Other                74,511       (3,450)        1,495         2,549           479           771           638
                                ---------    ---------     ---------     ---------     ---------     ---------     ---------

Cash Flow before Dividend and
Interest                           10,862      (54,635)      (36,658)       (8,345)         (108)          826         1,662

Cash 01/01/01                                   14,676

Cumulative Cash Need before
Dividend and Interest                 N/A      (39,959)      (76,617)      (84,962)      (85,070)      (84,244)      (82,582)

Dividend                                -       (8,717)       (5,812)       (5,812)       (1,453)       (1,453)       (1,453)
Interest                              592       (1,153)          (97)          (32)            -             -             -
                                ---------    ---------     ---------     ---------     ---------     ---------     ---------

Cash Flow(2)                    $  11,348    $ (49,830)    $ (42,567)    $ (14,189)    $  (1,561)    $    (627)    $     209

Cumulative Cash Need after
Dividend and Interest                 N/A    $ (49,830)    $ (92,396)    $(106,585)    $(108,146)    $(108,773)    $(108,565)

                                              Projected
                                -------------------------------------
                                 Q4 2004        2004           2005
                                ---------     ---------     ---------
Revenue                         $  74,601     $ 278,312     $ 328,098

% incr.                                 4%           25%           18%

EBIT                                 (167)       (4,835)        6,058

Depreciation                        2,470         9,880         9,427
Cap'l Exp                            (750)       (3,000)       (3,000)
Chgs in W/C & Other                   704         2,592         2,217
                                ---------     ---------     ---------

Cash Flow before Dividend and
Interest                            2,257         4,636        14,702

Cash 01/01/01

Cumulative Cash Need before
Dividend and Interest             (80,326)      (80,326)      (65,624)

Dividend                           (1,453)       (5,812)       (5,812)
Interest                                -             -             -
                                ---------     ---------     ---------

Cash Flow(2)                    $     804     $  (1,176)    $   8,890

Cumulative Cash Need after
Dividend and Interest           $(107,761)    $(107,761)    $ (98,870)





(1) Company model dated 4/27/01
(2) 2001 cash flow represents 2001 cash flow net of 2001 beginning cash balance

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                  HISTORICAL AND PROJECTED INCOME STATEMENT(1)
================================================================================

                                         Actual                                            Projected
                                 ---------------------     -----------------------------------------------------------------------
                                   1999        2000           2001            2002           2003            2004          2005
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------
Total Revenue                    $  73,129   $  92,844     $ 110,093       $ 159,662       $ 222,435       $ 278,312     $ 328,098

Cost and expenses
     Cost of goods sold             55,585      71,646        72,339         102,099         141,184         176,735       208,633
     Fulfillment operations         23,025      37,279        45,785          47,124          55,963          64,262        71,640
     General and
     administrative                 10,629      11,422        11,840          10,613          10,459          10,483        10,550
     Marketing and selling           7,002       8,190        14,889          17,315          16,298          15,363        15,366
     System development
     and maintenan                   3,690       5,809         4,809           6,464           6,424           6,424         6,424
     Depreciation and
     amortization                    2,222       4,251         8,972          10,499          10,201           9,880         9,427
     Pre-opening expenses              898           -           300           1,200               -               -             -
     Nonrecurring expenses               -      10,118         1,208               -               -               -             -
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------
        Total Expenses             103,050     148,714       160,142         195,313         240,530         283,148       322,040
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------

Operating Income (EBIT)            (29,922)    (55,871)      (50,049)        (35,652)        (18,095)         (4,835)        6,058

Other income/expense
     Interest expense                  187         486         1,356              97              32               -             -
     Interest income                 1,384       1,079           203               -               -               -             -
     Non cash interest                   -       1,480         1,734           1,734             434               -             -
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------

Income Before Taxes                (28,724)    (56,758)      (52,937)        (37,482)        (18,560)         (4,835)        6,058
     Income Taxes                        -           -             -               -               -               -             -
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------

Net Income                         (28,724)    (56,758)      (52,937)        (37,482)        (18,560)         (4,835)        6,058
                                                                                                                               -
     Conversion feature                  -     (57,181)            -               -               -               -             -
                                 ---------   ---------     ---------       ---------       ---------       ---------     ---------
     Preferred dividend                  -      (2,905)       (5,812)         (5,812)         (5,812)         (5,812)       (5,812)

Net Income to common s/h         $ (28,724)  $(116,845)    $ (58,749)      $ (43,294)      $ (24,372)      $ (10,647)    $     246
Net Income per share available
to common shareholders(2)
     Basic                       $   (1.65)  $   (6.48)    $   (3.27)      $   (2.41)      $   (1.35)      $   (0.59)    $    0.01

Shares used to calculate EPS
     Basic                          17,386      18,041        17,990(3)       17,990(3)       17,990(3)       17,990(3)     17,990

Margins
-------
Gross Margin                          24.0%       22.8%         34.3%           36.1%           36.5%           36.5%         36.4%
EBITDA                                 NMF         NMF           NMF             NMF             NMF             1.8%          4.7%
EBIT                                   NMF         NMF           NMF             NMF             NMF             NMF           1.8%
Net(1)                                 NMF         NMF           NMF             NMF             NMF             NMF           0.1%

Growth
------
Revenue                                 NA        27.0%         18.6%           45.0%           39.3%           25.1%         17.9%


(1)  Per Company model dated 4/27/01.
(2)  Calculation using net income available to common shareholders.
(3) 17,989,525 common shares outstanding as of March 26, 2001 per December 31, 2000 10-K.

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                   HISTORICAL AND PROJECTED BALANCE SHEET(1)
================================================================================

                                               Actual                                      Projected
                                       ----------------------    -------------------------------------------------------------
                                          1999         2000        2001          2002         2003         2004         2005
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Assets
------
Current Assets
  Cash and marketable
    securities                         $   3,343    $  14,676    $ (49,829)   $ (92,395)   $(106,584)   $(107,760)   $ (98,870)
  Receivables                              1,478          397          777        1,152        1,545        1,886        2,187
  Inventory                                  458        1,662        3,105        4,306        4,661        5,045        5,461
  Prepaid expenses                           473          677          600          833        1,070        1,283        1,470
  Other current assets                     8,392        4,283        4,300        3,350        1,450        1,450        1,450
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Current Assets                      14,144       21,695      (41,047)     (82,755)     (97,859)     (98,097)     (88,303)

Property and equipment:
  Computer equipment and
    software                               6,737        8,212       13,006       15,467       16,967       18,467       19,967
  Service equipment and other              4,189       14,820       20,133       30,673       32,173       33,673       35,173
Subtotal Property and
equipment at cost                         10,926       23,032       33,140       46,140       49,140       52,140       55,140
  Accumulated depreciation                (4,290)      (8,285)     (16,223)     (20,229)     (28,997)     (37,765)     (46,533)
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net property and equipment                 6,636       14,747       16,917       25,911       20,143       14,375        8,607

Goodwill net of accumulated
amortization                                   -        7,123        5,185        3,204        1,771          659            0
Other Assets                                   -        2,168          609            -            -            -            -
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------

Total Assets                           $  20,780    $  45,733    $ (18,336)   $ (53,640)   $ (75,945)   $ (83,063)   $ (79,696)

Liabilities and Stockholders' Equity
------------------------------------
Current Liabilities
  Accounts payable                     $   6,147    $   4,955    $   4,987    $   7,000    $   8,432    $   9,860    $  11,038
  Accrued Compensation                       497        1,926        1,932        2,521        3,037        3,552        3,976
  Other accrued liabilities                1,897        6,538        6,957        9,024       10,870       12,711       14,229
  Current deferred service
    fees/preferred div                       615        2,963            -            -            -            -            -
  Current obligations under
    capital leases                           690        1,965            -            -            -            -            -
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Current Liabilities                  9,846       18,347       13,876       18,545       22,339       26,122       29,243

Deferred service fees                         95            -            -            -            -            -            -
Subordinated debentures                        -            -            -            -            -            -            -
Obligations under capital
leases, less current                       1,129        4,829        4,573        2,413          253            -            -
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------

Total Liabilities                         11,070       23,176       18,449       20,958       22,592       26,122       29,243

Stockholders' equity

Preferred stock                                -       64,684       64,684       64,684       64,684       64,684       64,684
  Common stock                               183          184          186          186          186          186          186
  Additional paid-in capital              71,698       74,832       74,846       74,846       74,846       74,846       74,846
  Note receivable from officer            (2,369)           -            -            -            -            -            -
  Accumulated deficit                    (58,631)    (115,271)    (174,629)    (212,441)    (236,380)    (247,028)    (246,782)
  Treasury Stock                          (1,171)      (1,873)      (1,873)      (1,873)      (1,873)      (1,873)      (1,873)
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                           9,710       22,556      (36,786)     (74,599)     (98,537)    (109,185)    (108,939)
                                       ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Liabilities and
stockholders' equity                   $  20,780    $  45,732    $ (18,336)   $ (53,640)   $ (75,945)   $ (83,063)   $ (79,696)

(1) Company model dated 4/27/01

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                HISTORICAL AND PROJECTED CASH FLOW STATEMENT(1)
================================================================================

                                                        Actual                                   Projected
                                               ----------------------  ------------------------------------------------------------
                                                  1999         2000       2001         2002         2003         2004        2005
                                               ---------    ---------  ---------    ---------    ---------    ---------   ---------
Cash flow from operating activities
-----------------------------------
Net income                                     $ (28,724)   $ (56,758) $ (52,937)   $ (37,482)   $ (18,560)   $  (4,835)  $   6,058
Depreciation and amortization                      2,222        4,251      8,972       10,499       10,201        9,880       9,427
Stock and options issued for services                140          535          -            -            -            -           -
Other adjustments                                    344       (5,168)     1,809        1,734          434            -           -
Changes in working capital                             -
   Receivables                                     1,037        1,081       (380)        (375)        (393)        (341)       (301)
   Inventory                                        (458)      (1,204)    (1,443)      (1,201)        (355)        (384)       (416)
   Prepaid expenses                                 (287)        (204)        77         (233)        (237)        (213)       (187)
   Other current assets                           (7,418)       4,109        (17)         950        1,900            -           -
   Accounts payable                                2,704       (1,192)        32        2,013        1,432        1,428       1,178
   Accrued Compensation                             (305)       1,429          6          589          516          514         424
   Other accrued liabilities                        (791)       4,641        419        2,067        1,846        1,841       1,519
   Deferred service fees                            (738)       2,248      2,849            -            -            -           -
Net cash from operating activities               (32,273)     (46,227)   (40,613)     (21,439)      (3,217)       7,889      17,702

Cash flow from investing activities
-----------------------------------
Property and equipment purchased                  (3,042)     (12,029)   (10,108)     (13,000)      (3,000)      (3,000)     (3,000)
Capitalized software development costs                 -            -     (2,908)        (155)           -            -           -
Other                                                 14            -          -            -            -            -           -
Net cash from investing activities                (3,028)     (12,029)   (13,016)     (13,155)      (3,000)      (3,000)     (3,000)

Cash flow from financing activities
-----------------------------------
Proceeds from issuance of stock, net               2,400       64,428          -            -            -            -           -
Proceeds from exercise of options & warrants       2,087          372          -            -            -            -           -
Net proceeds from issuance of debt                     -            -          -            -            -            -           -
Purchase of treasury stock                          (109)           -          -            -            -            -           -
Preferred Stock Dividend                               -            -     (8,717)      (5,812)      (5,812)      (5,812)     (5,812)
Payments on capital leases                        (1,125)       4,804     (2,160)      (2,160)      (2,160)        (253)          -
Net cash from financing activities                 3,254       77,259    (10,877)      (7,972)      (7,972)      (6,065)     (5,812)
                                                                                                                                  -
Net increase (decrease) in cash                  (32,047)      11,348    (64,506)     (42,567)     (14,189)      (1,176)      8,890

Cash and cash equivalents at beginning of         35,390       34,524     14,676      (49,829)     (92,395)    (106,584)   (107,760)
period

Cash and cash equivalents at end of period     $   3,343    $  14,676  $ (49,829)   $ (92,395)   $(106,584)   $(107,760)  $ (98,870)

(1)  Company model dated 4/27/01

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                       STOCK PRICE PERFORMANCE SINCE IPO
================================================================================


                                  [LINE GRAPH]

----------
Source: FactSet Research Systems

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                             TULIP AND MARKET NDICES
================================================================================

                Indexed Stock Price Performance Since Tulip IPO

                                  [LINE GRAPH]

----------
Source: FactSet Research Systems

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                         TULIP, WBVN AND MARKET INDICES
================================================================================

                Indexed Stock Price Performance Since Webvan IPO

                                  [LINE GRAPH]

----------
Source: FactSet Research Systems

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                        LAST SIX MONTHS TRADING SUMMARY
================================================================================

                                   [BAR CHART]


----------
Source: FactSet Research Systems

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                        LAST SIX MONTHS TRADING SUMMARY
================================================================================

                                                                                           % of Total
                                                         % of Total     % of Total         Common Shares        % of Total Common
    Greater      But                     Cumulative      Volume         Volume Traded      Outstanding          Shares Outstanding
    than or      Less        Shares      Shares          Traded in      in or Below this   Traded in this       Traded in or Below
    Equal to     than        Traded      Traded          this Range     Range              Range(1)             this Range(1)
    --------     ----        ------      ------          ----------     -----              --------             -------------
     $  0.50     $  0.75         88,200       88,200           0.8%         0.8%              0.5%                 0.5%
        0.75        1.00      3,941,600    4,029,800          36.0%        36.8%             21.9%                22.4%
        1.00        1.25      2,402,200    6,432,000          21.9%        58.7%             13.4%                35.8%
        1.25        1.50      1,808,800    8,240,800          16.5%        75.2%             10.1%                45.8%
        1.50        1.75        435,400    8,676,200           4.0%        79.2%              2.4%                48.2%
        1.75        2.00        216,100    8,892,300           2.0%        81.2%              1.2%                49.4%
        2.00        2.25      1,399,800   10,292,100          12.8%        94.0%              7.8%                57.2%
        2.25        2.50        278,600   10,570,700           2.5%        96.5%              1.5%                58.8%
        2.50        2.75        381,000   10,951,700           3.5%       100.0%              2.1%                60.9%
                             ----------                      -----
                             10,951,700                      100.0%
                             ==========                      =====


Weighted Average Price:           $1.30

----------
Source: FactSet Research Systems

Note: The Histogram report is based on the average high and low prices for the day, not the closing price
(1) Based on 17,989,525 shares outstanding from the Tulip 10K dated December 31, 2000 for shares outstanding as of March 26, 2001

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                    LAST TWELVE MONTHS AVERAGE DAILY VOLUME
================================================================================

                                  [LINE GRAPH]


----------
Source: FactSet Research Systems

(1)  12 month daily average

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                            TULIP OWNERSHIP SUMMARY
================================================================================

[PIE CHART]

Implied Retail          25.46%
Garden                  58.09%
Total Institutions       7.29%
Insiders                 9.16%

Owner Name                                         Shares Held       Percent(2)
----------                                         -----------       ----------
Tribune Company                                      1,808,115            4.84%
Dimensional Fund Advisors                              572,600            1.53%
Volksbanken-Kapitalanlagegesel                          75,000            0.20%
Vanguard Group                                          71,500            0.19%
Lasalle National Bank                                   35,500            0.10%
Fidelity Spartan                                        23,100            0.06%
Northern Quantitative Advisors                          20,300            0.05%
Northern Trust Company                                  18,600            0.05%
Citigroup                                               18,110            0.05%
Mellon Bank                                             17,100            0.05%
Coatue Management                                       14,000            0.04%
JP Morgan Chase                                         12,124            0.03%
Brown Investment Advisory & Trust                       10,500            0.03%
Bear, Stearns & Company                                 10,000            0.03%
Fleet Boston                                             6,600            0.02%
Merrill Lynch & Company                                  5,000            0.01%
Taunus Corporation                                       2,816            0.01%
Legg Mason                                               2,000            0.01%
Massachusetts Pensions Reserve Investment                1,600            0.00%
Wilshire Associates                                        100            0.00%
                                                    ----------          ------
   Total Institutions                                2,724,665            7.29%

        Insiders(3)                                  3,420,406            9.16%

          Garden(1)                                 21,701,790           58.09%

     Implied Retail                                  9,512,537           25.46%
                                                    ----------          ------
                                                    37,359,398(2)       100.00%
                                                    ==========          ======

----------
Source: CDA/Spectrum as of March 30, 2001

(1) Consists of Garden's 2.3 million common shares and preferred shares convertible into 19.4 million common shares

(2) Based on 17,989,525 shares outstanding from the Tulip 10K dated December 31, 2000 for shares outstanding as of March 26, 2001 and includes Garden's preferred shares convertible into 19.4 million common shares

(3) Per Proxy dated April 18, 2001; includes any shares subject to options held by the person or entity in question that are currently exercisable or will become exercisable within 60 days

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                           TULIP ANALYST EPS ESTIMATES
================================================================================

                                                                                          Long Term
Broker                           Analyst         Estimate Date    FY 2000A     FY 2001   Growth Rate       Rating
------                           -------         -------------    --------     -------   -----------       ------
William Blair & Company           Baras           02/22/2001      -$2.76       -$3.60      50.0%          Hold
Southwest Securities              Bhatia          02/05/2001         NA           NA         NA           Neutral



----------
Source: Bloomberg as of 5/01/01

--------------------------------------------------------------------------------
                            TULIP SITUATION OVERVIEW
                        NASDAQ MAINTENANCE REQUIREMENTS
================================================================================

---------------------------------------------------------------------
                                NASDAQ Requirement       Tulip
---------------------------------------------------------------------

Net Tangible Assets                 $4,000,000       $(1,276,000)(1)

Public Float                           750,000        12,237,202

Market Value of Public Float        $5,000,000       $14,929,386(2)

Shareholders                               400                NA

Market Makers                                2                20

Minimum Bid Price                        $1.00             $1.22(2)
---------------------------------------------------------------------

(1)  As of 3/31/01 per Company's internal financials and projections
(2)  Tulip May 1, 2001 closing price of $1.22

                                      SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
================================================================================




[GRAPHIC]

William Blair & Company
-----------------------

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                             SUMMARY OF ALTERNATIVES
================================================================================

In order to raise the capital required to achieve management's strategic plan, several options should be considered:

 .    Unrealistic Options:
     --------------------

     .    Debt issuance to a third party

     .    Follow-on equity offering

 .    Potential Options:
     ------------------

     .    Remain public

          -    Rights offering

          -    PIPEs transaction

     .    Going private transaction

 .    Possible Supplements to Potential Options:
     ------------------------------------------

     .    Convertible debt/equity line from Garden

     .    Put option to Garden to ensure the plan will be fully funded

     . Merge with or acquire another Internet company with cash on their balance sheet

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                                 CONSIDERATIONS
================================================================================

 .    Probability of future upside vs. estimated take private value today

 .    Benefits to remaining a public company

     .    Incentivizes, retains and attracts key management

     .    Retains Company's entrepreneurial spirit

     .    Provides a liquid public market

          -    Maintains access to U.S. capital markets and other investors

          -    Provides readily realizable value to Garden

          - Provides positive PR through readily identifiable value created with "bricks and clicks" strategy

     .    No incremental tax benefit to increasing ownership beyond 80%

     . Greater willingness of other companies to enter into strategic relationships with Tulip

     .    Potential to minimize likelihood of litigation

 .    Probability of obtaining key concessions from Garden to enhance attractiveness of the stock

 .    Ability to attract additional third party investors

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
               KEY REQUIREMENTS TO ATTRACTING THIRD PARTY CAPITAL
================================================================================

 .    Garden's waiver of, or significant adjustment to, anti-dilution rights

     .    Adjustment of conversion price on preferred shares

     .    Adjustment of number of shares and exercise price of warrants

 .    Garden's continued waiver of payment of preferred dividends

 .    Commitment for fully funded plan

     .    Revolver

     .    Convertible debt

     .    Put

     .    Single capital raise for total requirement is preferential

 .    Extension of Garden's standstill agreement

 .    Maintain NASDAQ listing

     .    Reverse stock split

 .    Garden's waiver of NASDAQ delisting as a "change of control" enabling it to put its Liquidation Preference plus accrued dividends to the Company

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                   DIFFICULTY FOR NEW INSTITUTIONAL INVESTORS
================================================================================

     Tulip's public float creates a severe liquidity problem for meaningful institutional sponsorship

                      Mutual Fund Assets Under Management


                                  [BAR CHART]


 .    The average institutional fund has $854.5 million under management

 .    A sample of leading growth fund managers indicates that the average stock position is 2% of assets under management(1)

 .    A 2% position in an average institutional fund would require a $17.1 million investment or 160 full days of average Tulip trading volume (14.0 million shares)(1)

     . Assuming double counting of NASDAQ volume, it would actually take 320 full days of average Tulip trading volume

     . Tulip's average daily volume over the last six months of 87,897 implies a dollar volume of $107,234 per day (2)

 .    Currently only 12.2 ($14.9 million) million Tulip shares are held by non-insiders or majority holders


(1) Based on a sample of 13 growth funds managed by AIM, Alliance Capital, Fidelity, Janus, Nicholas Applegate, Oak Associates, State Street, and Vanguard with average positions of 2.04%
(2)  Calculated using closing price of $1.22 on 5/1/01

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                     ANALYSIS OF 16 RECENT RIGHTS OFFERINGS
================================================================================

 .    Rights offerings of U.S. companies
     .    Last 12 months through March 31, 2001
     .    Excluding banks, equity funds and professional sports teams
     .    Sourced from SDC, Bloomberg and EquiDesk

 .    Amount raised:
     .    Median: $20.9 million
     .    Mean: $103.1 million

 .    Potential shares issued relative to common stock outstanding:
     .    Median: 47.8%
     .    Mean: 71.5%

 .    Premium/Discount to stock price 1 day prior to announcement
     .    Ten deals offered at a discount
     .    Four deals offered at a premium
     .    Two deals offered at par
     .    Overall median discount: 11.2%
     .    Overall mean discount: 16.0%

 .    Each offering very tailored to the company's situation

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                         RIGHTS OFFERING CONSIDERATIONS
================================================================================

 .    Impact on share price

 .    Probability of Garden agreeing to key concessions to attract third party capital

 .    Minimizes potential litigation

 .    Opportunity for non-Garden shareholders to participate and fund a portion of capital required

 .    Could be structured to allow Garden to achieve exactly 80% ownership, provided minority shareholders exercised their pro rata rights

 .    Risk that, if no rights are subscribed for by minority shareholders, minimal minority stub ownership would remain outstanding, especially if conversion ratio is fully adjusted based on new offer price

 .    If Garden's conversion ratio and number of warrants are not adjusted, additional shares would need to be issued in the form of a PIPE to raise full capital requirement

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                 SUMMARY OF RECENT CONSUMER PIPEs TRANSACTIONS
================================================================================

                           LTM Through March 31, 2001

                                             COMMON STOCK TRANSACTIONS

Total Number of Common Stock Transactions                                      8         (57%)

Total Proceeds                                                            $229.2 Million

  Median Transaction Size                                                  $32.0 Million

# of Common Transactions With Warrants                                         0
Median Warrant Coverage                                                       NA

Median Pre-Deal Market Capitalization                                     $259.6
Median Offering Size/Pre-Deal Market Cap at Close                             13%

# of Deals at a Discount                                                       3         (38%)
# of Deals at a Premium                                                        4         (50%)
# of Deals at Par                                                              1         (13%)

Median Discount For Common Stock Deals Done at a Discount                                 -8%
Median Premium For Common Stock Deals Done at a Premium                                   12%
Median For All Common Stock Deals (Discount and Premium)                                   4%

Median Shares as a Multiple of Average Daily Volume                                     20.6



                                   CONVERTIBLE PREFERRED STOCK TRANSACTIONS

Total Number of Convertible Preferred Stock Transactions                    6         (43%)

Total Proceeds                                                         $150.1 Million

Median Transaction Size                                                 $15.2 Million

# of Convertible Preferred Deals With Warrants                              3
Median Warrant Coverage                                                    39%

Median Pre-Deal Market Capitalization                                  $153.6
Median Offering Size/Pre-Deal Market Cap at Close                          11%

# of Deals at a Discount                                                    1         (17%)
# of Deals at a Premium                                                     4         (67%)
# of Deals at Par                                                           1         (17%)

Median Discount For Convertible Preferred Deals Done at a Discount                     -9%
Median Premium For Convertible Preferred Deals Done at a Premium                       21%
Median For All Convertible Preferred Deals (Discount and Premium)                      11%

Median Shares as a Multiple of Average Daily Volume                                  11.2

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                        PIPEs TRANSACTION CONSIDERATIONS
================================================================================

 .    Impact on share price

 .    Probability of Garden agreeing to key concessions to attract third party capital

 .    Probability of litigation can be mitigated by doing deal at a premium

 .    Low probability of Garden agreeing to these more favorable terms

 .    May require additional warrant coverage and future dilution

 .    Would probably need to do deal at a discount to attract third parties

 .    Extremely low probability of any interest from new financial investors

 .    Garden's expressed resistance to new strategic investors if those parties wanted some influence over operations

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
              COMPARABLE COMPANY ANALYSIS: B2C eCOMMERCE COMPANIES
================================================================================

                                                         Stock Price
                        -------------------------------------------------------------------------------------
                        Closing Price   52 Week       IPO                          Change Since                 Market
                                      ------------             ----------------------------------------------
                          05/01/01    Low     High    Date     IPO Price  1st Day Close  01/01/01  52 Wk High  Cap. (MM)
                          --------    ---     ----    ----     ---------  -------------  --------  ----------  ---------

AMAZON.COM INC             $11.00    $9.59   $75.25  05/15/97    633.3%        461.7%    -29.3%      -85.4%    $3,944.1
ASHFORD.COM INC              0.41     0.14     4.94  09/23/99    -96.8%        -96.8%     31.2%      -91.7%        19.1
BARNESANDNOBLE.COM INC       2.18     0.97    11.06  05/25/99    -87.9%        -90.5%     66.1%      -80.3%       104.5
BLUEFLY INC                  1.30     0.38     5.88  07/22/97    -35.0%        -54.8%    131.1%      -77.9%        12.0
BUY.COM INC                  0.55     0.21     7.56  02/08/00    -95.8%        -97.8%    -16.2%      -92.7%        74.9
DRUGSTORE.COM INC            1.18     0.72    10.63  07/28/99    -93.4%        -97.7%     30.2%      -88.9%        78.0
1-800-FLOWERS.COM            8.00     2.55     8.60  08/03/99    -61.9%        -56.0%     93.9%       -7.0%       513.5
WEBVAN GROUP INC(5)          0.12     0.06     9.38  11/05/99    -99.2%        -99.5%    -74.4%      -98.7%        57.8

-------------------------------------------------------------------------------------------------------------------------
Minimum                     $0.12    $0.06    $4.94              -99.2%        -99.5%    -74.4%      -98.7%       $12.0
Mean                         3.09     1.83    16.66                7.9%        -16.4%     29.1%      -77.8%       600.5
Median                       1.24     0.55     8.99              -90.7%        -93.7%     30.7%      -87.1%        76.4
Maximum                     11.00     9.59    75.25              633.3%        461.7%    131.1%       -7.0%     3,944.1
-------------------------------------------------------------------------------------------------------------------------

TULIP(2)
Preferred as debt(3)         1.22     0.69     3.50   6/11/97    -92.4%        -92.4%     56.2%      -65.1%        21.9
Preferred as common(4)       1.22     0.69     3.50   6/11/97    -92.4%        -92.4%     56.2%      -65.1%        45.6


                             Total         Total      Last Qtr      Total Value / Revenue   Market Cap. / Revenue
                                                                    ---------------------   ---------------------
                         Value (MM)(1)  Cash (MM)   Cash Burn(6)     2000  2001E  2002E     2000   2001E    2002E
                         -------------  ---------   ------------     ----  -----  -----     ----   -----    -----

AMAZON.COM INC              $4,987.6      1,100.5                    1.8 x  1.5 x  1.2 x     1.4 x  1.2 x    1.0 x
ASHFORD.COM INC                -27.5         46.6                    NMF    NMF    NMF       0.3    0.2      0.2
BARNESANDNOBLE.COM INC         176.7        212.3                    0.6    0.4     NA       0.3    0.2      NA
BLUEFLY INC                     37.4          5.4                    2.1     NA     NA       0.7    NA       NA
BUY.COM INC                      8.0         67.4                    0.0    0.0     NA       0.1    0.1      NA
DRUGSTORE.COM INC              -46.7        129.9                    NMF    NMF    NMF       0.7    0.5      0.4
1-800-FLOWERS.COM              434.6         97.5                    1.1    1.0    0.8       1.3    1.1      0.9
WEBVAN GROUP INC(5)            -97.9        211.8                    NMF    NMF     NA       0.3    0.1      NA

--------------------------------------------------------------------------------------------------------------------
Minimum                       ($97.9)        $5.4                    0.0 x  0.0 x  0.8 x     0.1 x  0.1 x    0.2 x
Mean                           684.0        233.9                    1.1    0.7    1.0       0.6    0.5      0.6
Median                          22.7        113.7                    1.1    0.7    1.0       0.5    0.2      0.6
Maximum                      4,987.6      1,100.5                    2.1    1.5    1.2       1.4    1.2      1.0
--------------------------------------------------------------------------------------------------------------------

TULIP(2)
Preferred as debt(3)            86.7         14.7                    0.9 x  0.8 x  0.5 x     0.2    0.2      0.1
Preferred as common(4)          37.7         14.7                    0.4 x  0.3 x  0.2 x     0.5    0.4      0.3


(1) Total Value = Market Capitalization + Preferred Equity + Total Debt + Minority Interest - Cash and Equivalents.
(2)  Estimates based on Company provided model dated 4/27/01.
(3) Liquidation preference of preferred included in net debt and shares outstanding include only common shares.
(4) Preferred shares included in share count on as converted basis at $3.75 conversion price.
(5)  Current cash balance as of March 31, 2001 is $115 million
(6)  Cash divided by prior quarter cash used in operating and investing

LTM = Latest Twelve Months, CAGR = Compound Annual Growth Rate, NA = Not Available, NMF = Not Meaningful

* Market statistic excluded from Minimum, Mean, Median and Maximum

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
              COMPARABLE COMPANY ANALYSIS: B2C eCOMMERCE COMPANIES
================================================================================

                                      Revenue           Revenue Growth  Equity Value / Gross Margin  Gross Margin as a % of Revenue
                               -----------------------  --------------  ---------------------------  ------------------------------
                               2000    2001E     2002E   2001E   2002E     2000   2001E    2002E         2000      2001E    2002E
                               ----    -----     -----   -----   -----     ----   -----    -----         ----      -----    -----
AMAZON.COM INC             $2,762.0  $3,389.0  $4,026.8   22.7%  18.8%     6.0 x   5.1 x    4.2 x        23.7%     22.9%    23.3%
ASHFORD.COM INC                64.7      83.0     104.0   28.3%  25.3%     1.5     1.0      0.7          20.1%     24.2%    28.2%
BARNESANDNOBLE.COM INC        320.1     430.0       NA    34.3%     NA     1.8     1.1       NA          18.2%     21.7%      NA
BLUEFLY INC                    17.5       NA        NA       NA     NA     3.4      NA       NA          20.0%       NA       NA
BUY.COM INC                   787.7     590.0       NA   -25.1%     NA     2.2     1.0       NA           5.9%     12.5%      NA
DRUGSTORE.COM INC             110.0     142.0     204.5   29.1%  44.0%     8.4     3.7      2.0           8.4%     14.8%    19.0%
1-800-FLOWERS.COM             400.2     450.7     569.6   12.6%  26.4%     3.3     2.9      2.3          38.5%     39.3%    39.0%
WEBVAN GROUP INC              178.5     415.0       NA   132.6%     NA     1.2     0.5       NA          26.5%     28.9%      NA

----------------------------------------------------------------------------------------------------------------------------------
Minimum                       $17.5     $83.0    $104.0  -25.1%  18.8%     1.2 x   0.5 x    0.7 x         5.9%     12.5%    19.0%
Mean                          580.1     785.7   1,226.2   33.5%  28.6%     3.5     2.2      2.3          20.2%     23.5%    27.4%
Median                        249.3     430.0     387.0   28.3%  25.8%     2.8     1.1      2.2          20.0%     22.9%    25.7%
Maximum                     2,762.0   3,389.0   4,026.8  132.6%  44.0%     8.4     5.1      4.2          38.5%     39.3%    39.0%
----------------------------------------------------------------------------------------------------------------------------------

TULIP(2)
Preferred as debt(3)           92.8     110.1     159.7   18.6%  45.0%    1.0 x   0.6 x     0.4 x        22.8%     34.3%    36.1%
Preferred as common(4)         92.8     110.1     159.7   18.6%  45.0%    2.2 x   1.2 x     0.8 x        22.8%     34.3%    36.1%



                              EBITDA as a % of Revenue  Long-Term
                              ------------------------  EPS Growth      LTM
                               2000    2001E   2002E       Rate        Ended
                               ----    -----   -----       ----        -----
AMAZON.COM INC                 -8.4%   -3.4%     NA        32.4%       12/00
ASHFORD.COM INC               -66.9%     NA      NA        25.0%       12/00
BARNESANDNOBLE.COM INC        -49.2%  -21.5%     NA        50.0%       12/00
BLUEFLY INC                  -113.3%     NA      NA          NA        12/00
BUY.COM INC                   -12.6%   -3.9%     NA        20.0%       12/00
DRUGSTORE.COM INC            -127.3%     NA      NA        38.0%       12/00
1-800-FLOWERS.COM             -15.3%   -4.7%    1.9%       20.0%       12/00
WEBVAN GROUP INC             -161.9%     NA      NA        27.5%       12/00

--------------------------------------------------------------------------------
Minimum                      -161.9%  -21.5%    1.9%       20.0%
Mean                          -69.4%   -8.4%    1.9%       30.4%
Median                        -58.1%   -4.3%    1.9%       27.5%
Maximum                        -8.4%   -3.4%    1.9%       50.0%
--------------------------------------------------------------------------------

TULIP(2)
Preferred as debt(3)          -44.7%  -36.2%  -15.8%       50.0% (5)   12/00
Preferred as common(4)        -44.7%  -36.2%  -15.8%       50.0% (5)   12/00

(1) Total Value = Market Capitalization + Preferred Equity + Total Debt + Minority Interest - Cash and Equivalents.
(2)  Estimates based on Company provided model dated 4/27/01.
(3) Liquidation preferrence of preferred included in net debt and shares outstanding include only common shares.
(4) Preferred shares included in share count on as converted basis at $3.75 conversion price.
(5)  Per William Blair Research.
LTM = Latest Twelve Months, CAGR = Compound Annual Growth Rate, NA = Not Available, NMF = Not Meaningful

* Market statistic excluded from Minimum, Mean, Median and Maximum

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                   IMPLIED FUTURE SHARE PRICE IF REMAIN PUBLIC
================================================================================

                        Forward Revenue Multiple Approach

 000s

Tulip 2005 Revenue      $328,098 (2)


                          Discount Rate          15%             20%           25%          30%            35%          40%
                                                 --              --            --           --             --           --
                            Forward
  Implied Future            Revenue                                   Implied Present Value of Future Equity Value
                                                                      --------------------------------------------
   Equity Value             Multiple
   ------------             --------
$       65,620                0.2             $  37,518     $  31,645     $  26,878     $  22,975      $  19,756    $  17,081
       131,239                0.4                75,036        63,291        53,756        45,950         39,512       34,163
       196,859                0.6               112,555        94,936        80,633        68,926         59,268       51,244
       262,478                0.8               150,073       126,581       107,511        91,901         79,024       68,325
       328,098                1.0               187,591       158,226       134,389       114,876         98,780       85,407
       393,718                1.2               225,109       189,872       161,267       137,851        118,536      102,488

-------------------------------------------------------------------------------------------------------------------------------
Less Capital to Fully Fund Plan(3)            $ 110,000     $ 110,000     $ 110,000     $ 110,000      $ 110,000    $ 110,000
-------------------------------------------------------------------------------------------------------------------------------
                           Forward
                           Revenue
                           Multiple                    Implied Present Value of Current Equity
                           --------   ---------------------------------------------------------------------------------

                             0.2      $  (72,482)   $  (78,355)   $  (83,122)    $ (87,025)    $  (90,244)  $  (92,919)
                             0.4         (34,964)      (46,709)      (56,244)      (64,050)       (70,488)     (75,837)
                             0.6           2,555       (15,064)      (29,367)      (41,074)       (50,732)     (58,756)
                             0.8          40,073        16,581        (2,489)      (18,099)       (30,976)     (41,675)
                             1.0          77,591        48,226        24,389         4,876        (11,220)     (24,593)
                             1.2         115,109        79,872        51,267        27,851          8,536       (7,512)


(1)  Shading denotes current comparable multiple range.
(2)  Per Company model dated 4/27/01.
(3) Capital required projections are not adjusted for inflation and include payment of non-compounded 8% preferred dividends.
(4) 17,989,525 common shares outstanding plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.
(5) Assumes preferred dividends are paid rather than converted into additional shares.
(6) 17,989,525 common shares outstanding plus 59,538,544 preferred shares on as converted basis at $1.22 conversion price.
(7)  Closing price as of 5/1/01.
(8)  17,989,525 common shares outstanding.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                   IMPLIED FUTURE SHARE PRICE IF REMAIN PUBLIC
================================================================================

000s                  Forward Revenue Multiple Approach

Common and Preferred on as converted basis

                                                       Discount Rate     15%       20%       25%      30%        35%       40%
                                                                         ---       ---       ---      ---        ---       ---

                                                          Forward
                                                          Revenue
All Anti-dillution adjustments waived (4)(5)              Multiple             Implied Present Value of Current Equity per Share
                                                          --------             -------------------------------------------------

   Implied Shares:                    37,359                0.2      $  (1.94)  $ (2.10)  $ (2.22)  $ (2.33)  $ (2.42)  $ (2.49)
                                                            0.4         (0.94)    (1.25)    (1.51)    (1.71)    (1.89)    (2.03)
                                                            0.6          0.07     (0.40)    (0.79)    (1.10)    (1.36)    (1.57)
                                                            0.8          1.07      0.44     (0.07)    (0.48)    (0.83)    (1.12)
                                                            1.0          2.08      1.29      0.65      0.13     (0.30)    (0.66)
                                                            1.2          3.08      2.14      1.37      0.75      0.23     (0.20)


                                                          Forward
                                                          Revenue
Full Anti-Dillution Provisions based on $1.22 (5)(6)(7)   Multiple             Implied Present Value of Current Equity per Share
                                                          --------             -------------------------------------------------
   Implied Shares:                    77,528                0.2      $  (0.93)  $ (1.01)  $ (1.07)  $ (1.12)  $ (1.16)  $ (1.20)
                                                            0.4         (0.45)    (0.60)    (0.73)    (0.83)    (0.91)    (0.98)
                                                            0.6          0.03     (0.19)    (0.38)    (0.53)    (0.65)    (0.76)
                                                            0.8          0.52      0.21     (0.03)    (0.23)    (0.40)    (0.54)
                                                            1.0          1.00      0.62      0.31      0.06     (0.14)    (0.32)
                                                            1.2          1.48      1.03      0.66      0.36      0.11     (0.10)

                                                          Forward
                                                          Revenue

Common Stock Only(8)                                      Multiple             Implied Present Value of Current Equity per Share
                                                          --------             -------------------------------------------------
   Implied Shares:                    17,990                0.2      $  (4.03)  $ (4.36)  $ (4.62)  $ (4.84)  $ (5.02)  $ (5.17)
                                                            0.4         (1.94)    (2.60)    (3.13)    (3.56)    (3.92)    (4.22)
                                                            0.6          0.14     (0.84)    (1.63)    (2.28)    (2.82)    (3.27)
                                                            0.8          2.23      0.92     (0.14)    (1.01)    (1.72)    (2.32)
                                                            1.0          4.31      2.68      1.36      0.27     (0.62)    (1.37)
                                                            1.2          6.40      4.44      2.85      1.55      0.47     (0.42)


(1)  Shading denotes current comparable multiple range.

(2)  Per Company model dated 4/27/01.

(3) Capital required projections are not adjusted for inflation and include payment of non-compounded 8% preferred dividends.

(4) 17,989,525 common shares outstanding plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.

(5) Assumes preferred dividends are paid rather than converted into additional shares.

(6) 17,989,525 common shares outstanding plus 59,538,544 preferred shares on as converted basis at $1.22 conversion price.

(7)  Closing price as of 5/1/01.

(8)  17,989,525 common shares outstanding.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                  IMPLIED FUTURE SHARE PRICE IF REMAIN PUBLIC
================================================================================

000s                Forward Gross Profit Multiple Approach

Tulip 2005 Gross Profit          $119,465(2)

                                    Discount Rate         15%         20%            25%           30%         35%         40%
                                                          ---         ---            ---           ---         ---         ---

                                       Forward
        Implied Future               Gross Profit                         Implied Present Value of Future Equity Value
                                                                          --------------------------------------------
          Equity Value                 Multiple
          ------------                 --------
        $       143,358                  1.2          $   81,965  $  69,135      $  58,719     $  50,194    $  43,161   $  37,317
                203,091                  1.7             116,118     97,941         83,186        71,108       61,144      52,866
                262,823                  2.2             150,270    126,747        107,652        92,022       79,128      68,415
                322,556                  2.7             184,422    155,553        132,119       112,936       97,111      83,964
                382,288                  3.2             218,574    184,360        156,585       133,850      115,095      99,513
                442,021                  3.7             252,727    213,166        181,052       154,764      133,078     115,062

  --------------------------------------------------------------------------------------------------------------------------------
   Less Capital to Fully Fund Plan(3)                 $  110,000  $ 110,000      $ 110,000     $ 110,000    $ 110,000   $ 110,000
  --------------------------------------------------------------------------------------------------------------------------------

                                       Forward
                                     Gross Profit
                                       Multiple                       Implied Present Value of Current Equity
                                       --------                       ---------------------------------------
                                         1.2          $  (28,035) $ (40,865)     $ (51,281)   $  (59,806)  $  (66,839)  $ (72,683)
                                         1.7               6,118    (12,059)       (26,814)      (38,892)     (48,856)    (57,134)
                                         2.2              40,270     16,747         (2,348)      (17,978)     (30,872)    (41,585)
                                         2.7              74,422     45,553         22,119         2,936      (12,889)    (26,036)
                                         3.2             108,574     74,360         46,585        23,850        5,095     (10,487)
                                         3.7             142,727    103,166         71,052        44,764       23,078       5,062

(1)  Shading denotes current comparable multiple range.
(2)  Per Company model dated 4/27/01.
(3) Capital required projections are not adjusted for inflation and include payment of non-compounded 8% preferred dividends.
(4) 17,989,525 common shares outstanding plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.
(5) Assumes preferred dividends are paid rather than converted into additional shares.
(6) 17,989,525 common shares outstanding plus 59,538,544 preferred shares on as converted basis at $1.22 conversion price.
(7)  Closing price as of 5/1/01.
(8)  17,989,525 common shares outstanding.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                   IMPLIED FUTURE SHARE PRICE IF REMAIN PUBLIC
================================================================================

000s                  Forward Gross Profit Multiple Approach


Common and Preferred on as converted basis

                                                          Discount Rate    15%       20%        25%       30%       35%        40%
                                                                           ---       ---        ---       ---       ---        ---

                                                            Forward
                                                          Gross Profit
All Anti-dillution adjustments waived (4)(5)                Multiple            Implied Present Value of Current Equity per Share
                                                            --------            -------------------------------------------------
   Implied Shares:                      37,359                1.2     $   (0.75)  $ (1.09)   $ (1.37)  $ (1.60)  $ (1.79)  $  (1.95)
                                                              1.7          0.16     (0.32)     (0.72)    (1.04)    (1.31)     (1.53)
                                                              2.2          1.08      0.45      (0.06)    (0.48)    (0.83)     (1.11)
                                                              2.7          1.99      1.22       0.59      0.08     (0.34)     (0.70)
                                                              3.2          2.91      1.99       1.25      0.64      0.14      (0.28)
                                                              3.7          3.82      2.76       1.90      1.20      0.62       0.14

                                                            Forward
                                                         Gross Profit
Full Anti-dillution Provisions based on $1.22(5)(6)(7)     Multiple             Implied Present Value of Current Equity per Share
                                                           --------             -------------------------------------------------
   Implied Shares:                      77,528                1.2      $  (0.36)  $ (0.53)   $ (0.66)  $ (0.77)  $ (0.86)  $  (0.94)
                                                              1.7          0.08     (0.16)     (0.35)    (0.50)    (0.63)     (0.74)
                                                              2.2          0.52      0.22      (0.03)    (0.23)    (0.40)     (0.54)
                                                              2.7          0.96      0.59       0.29      0.04     (0.17)     (0.34)
                                                              3.2          1.40      0.96       0.60      0.31      0.07      (0.14)
                                                              3.7          1.84      1.33       0.92      0.58      0.30       0.07

                                                            Forward
                                                         Gross Profit
Common Stock Only(8)                                       Multiple             Implied Present Value of Current Equity per Share
                                                           --------             -------------------------------------------------
   Implied Shares:                      17,990                1.2      $  (1.56)  $ (2.27)   $ (2.85)  $ (3.32)   $ (3.72)  $ (4.04)
                                                              1.7          0.34     (0.67)     (1.49)    (2.16)     (2.72)    (3.18)
                                                              2.2          2.24      0.93      (0.13)    (1.00)     (1.72)    (2.31)
                                                              2.7          4.14      2.53       1.23      0.16      (0.72)    (1.45)
                                                              3.2          6.04      4.13       2.59      1.33       0.28     (0.58)
                                                              3.7          7.93      5.73       3.95      2.49       1.28      0.28

(1)  Shading denotes current comparable multiple range.
(2)  Per Company model dated 4/27/01.
(3) Capital required projections are not adjusted for inflation and include payment of non-compounded 8% preferred dividends.
(4) 17,989,525 common shares outstanding plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.
(5) Assumes preferred dividends are paid rather than converted into additional shares.
(6) 17,989,525 common shares outstanding plus 59,538,544 preferred shares on as converted basis at $1.22 conversion price.
(7)  Closing price as of 5/1/01.
(8)  17,989,525 common shares outstanding.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
               TAKE PRIVATE TRANSACTIONS BY MAJORITY SHAREHOLDERS
================================================================================

 .    Analyzed 19 transactions in which majority shareholder took the company private

     .    Transactions since January 1, 1999

     .    U.S. target companies

     .    Transaction values of minority stub of $100 million and under

 .    Stock price premiums(1)

     .    1 day: 46.0% to 55.5%

     .    7 day: 44.3% to 58.2%

     .    30 day: 47.4% to 55.3%



(1) Represents mean and median

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                           B2C eCOMMERCE TRANSACTIONS
================================================================================

 .    Analyzed 9 transactions involving domestic targets since January 1, 2000

 .    Includes online retailers and travel sites selling directly to consumers for which transaction data was available

 .    Equity value to forward revenue: 0.5x to 1.1x(1)

 .    Equity value to forward gross profit: 2.2x to 5.4x(1)

 .    Stock price premiums(2)

     .    1 day: 13.1% to 19.3%

     .    7 day: 20.5% to 42.9%

     .    30 day: 22.8% to 48.8%


(1) Full range
(2) Represents median and mean

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
           GOING PRIVATE ANALYSIS: PREFERRED SHARES TREATED AS EQUITY
================================================================================
000s


Going Private by Majority Shareholder                                Multiple / Premium                           Net
                                                                         Range(6)         Total Value Range      Debt(2)
   Premiums Paid                          Tulip Statistics           ------------------   -----------------    ---------
                                   ------------------------------
     1 Day prior to announcement   Share Price             $ 1.22    46.0% -    55.5%   $ 96,344  - $ 100,674  $ 29,799
     7 Days prior to announcement  Share Price             $ 1.22    44.3% -    58.2%     95,569  -   101,904    29,799
     30 Days prior to announcement Share Price             $ 1.22    47.4% -    55.3%     96,982  -   100,582    29,799

                                                                             ----------------------------------------------
                                                                             Minimum    $ 95,569  - $ 100,582  $ 29,799
                                                                              Median      96,344  -   100,674    29,799
                                                                                Mean      96,298  -   101,053    29,799
                                                                             Maximum      96,982  -   101,904    29,799
                                                                             ----------------------------------------------


                                                                     Equity Value Range    Price Per Share Range(3)
   Premiums Paid                          Tulip Statistics           ------------------    ------------------------
                                   ------------------------------
     1 Day prior to announcement   Share Price             $ 1.22   $ 66,545  - $ 70,875     $ 1.78    -   $ 1.90
     7 Days prior to announcement  Share Price             $ 1.22     65,770  -   72,105       1.76    -     1.93
     30 Days prior to announcement Share Price             $ 1.22     67,183  -   70,783       1.80    -     1.89

                                                                    -----------------------------------------------
                                                        Mininum     $ 65,770  - $ 70,783     $ 1.76    -   $ 1.89
                                                         Median       66,545  -   70,875       1.78    -     1.90
                                                           Mean       66,499  -   71,254       1.78    -     1.91
                                                        Maximum       67,183  -   72,105       1.80    -     1.93
                                                                    -----------------------------------------------


Comparable Merger Transactions
   eCommerce Premiums Paid                Tulip Statistics
                                   ------------------------------------
     1 Day prior to announcement   Share Price             $  1.22       13.1% - 19.3%  $ 81,348 - $ 84,174   $ 29,799
     7 Days prior to announcement  Share Price             $  1.22       20.5% - 42.9%    84,721 -   94,931     29,799
     30 Days prior to announcement Share Price             $  1.22       22.8% - 48.8%    85,769 -   97,620     29,799


   Equity Value / LTM Revenue      LTM Revenue          $   93,060(1)(4)  2.2x -  7.0x  $234,532 - $ 681,222  $ 29,799
   Equity Value / FTM Revenue      FTM Revenue             119,467(1)(5)  0.7x -  0.7x   113,426 -   113,426    29,799
   Equity Value / LTM Gross Profit LTM Gross Profit         23,648(1)(4)  9.6x - 20.7x   256,817 -   519,306    29,799
   Equity Value / FTM Gross        FTM Gross Profit         42,141(1)(5)  4.0x -  4.3x   198,361 -   211,003    29,799
   Profit
                                                                               -----------------------------------------
                                                                               Minimum  $ 81,348 - $  84,174  $ 29,799
                                                                                Median   113,426 -   113,426    29,799
                                                                                  Mean   150,711 -   257,383    29,799
                                                                               Maximum   256,817 -   681,222    29,799
                                                                               -----------------------------------------

Comparable Merger Transactions
   eCommerce Premiums Paid                  Tulip Statistics
                                   -------------------------------------
     1 Day prior to announcement   Share Price             $  1.22             $  51,549 - $ 54,375   $ 1.38 - $  1.46
     7 Days prior to announcement  Share Price             $  1.22                54,922 -   65,132     1.47 -    1.74
     30 Days prior to announcement Share Price             $  1.22                55,970 -   67,821     1.50 -    1.82


   Equity Value / LTM Revenue      LTM Revenue          $   93,060(1)(4)       $ 204,733 - $ 651,423  $ 5.48 - $ 17.44
   Equity Value / FTM Revenue      FTM Revenue             119,467(1)(5)          83,627 -    83,627    2.24 -    2.24
   Equity Value / LTM Gross Profit LTM Gross Profit         23,648(1)(4)         227,018 -   489,507    6.08 -   13.10
   Equity Value / FTM Gross        FTM Gross Profit         42,141(1)(5)         168,562 -   181,204    4.51 -    4.85
   Profit
                                                                       -----------------------------------------------
                                                                       Minimum $  51,549 - $  54,375  $ 1.38 - $  1.46
                                                                        Median    83,627 -    83,627    2.24 -    2.24
                                                                          Mean   120,912 -   227,584    3.24 -    6.09
                                                                       Maximum   227,018 -   651,423    6.08 -   17.44
                                                                       -----------------------------------------------


eCommerce Comparable Companies                 Tulip Statistics
                                        ------------------------------
   Equity Value / 2000 Revenue          2000 Revenue      $  92,844      0.5x - 0.6x  $ 76,221 - $  85,505  $ 29,799
   Equity Value / 2001 Revenue          2001 Revenue        110,093(1)   0.2x - 0.5x    51,818 -    84,845    29,799
   Equity Value / 2000 Gross Profit     2000 Gross Proft     21,198      2.8x - 3.5x    89,153 -   103,991    29,799
   Equity Value / 2001 Gross Profit     2001 Gross Profit    37,753(1)   1.1x - 2.2x    71,328 -   112,856    29,799

                                                                          --------------------------------------------
                                                                          Minimum     $ 51,818 - $  84,845  $ 29,799
                                                                           Median       73,774 -    94,748    29,799
                                                                             Mean       72,130 -    96,799    29,799
                                                                          Maximum       89,153 -   112,856    29,799
                                                                          --------------------------------------------

                                                                          --------------------------------------------
                                                                          Minimum     $ 51,818 - $  84,174  $ 29,799
                                                                           Median       92,361 -   101,289    29,799
                                                                             Mean      116,599 -   178,003    29,799
                                                                          Maximum      256,817 -   681,222    29,799
                                                                          --------------------------------------------
                                        Tulip Statistics
                                        ----------------
   Equity Value / 2000 Revenue          2000 Revenue        $  92,844           $ 46,422 - $ 55,706  $ 1.24 - $ 1.49
   Equity Value / 2001 Revenue          2001 Revenue          110,093(1)          22,019 -   55,046    0.59 -   1.47
   Equity Value / 2000 Gross Profit     2000 Gross Proft       21,198             59,354 -   74,192    1.59 -   1.99
   Equity Value / 2001 Gross Profit     2001 Gross Profit      37,753(1)          41,529 -   83,057    1.11 -   2.22

                                                                                ------------------------------------
                                                                        Minimum $ 22,019 - $ 55,046  $ 0.59 - $ 1.47
                                                                         Median   43,975 -   64,949    1.18 -   1.74
                                                                           Mean   42,331 -   67,000    1.13 -   1.79
                                                                        Maximum   59,354 -   83,057    1.59 -   2.22
                                                                                ------------------------------------

                                                                                ------------------------------------
                                                                        Minimum $ 22,019 - $ 54,375  $ 0.59 - $ 1.46
                                                                         Median   62,562 -   71,490    1.67 -   1.91
                                                                           Mean   86,800 -  148,204    2.32 -   3.97
                                                                        Maximum  227,018 -  651,423    6.08 -  17.44
                                                                                ------------------------------------

(1)  Numbers based on Company provided model dated 4/27/01.
(2) Net debt as of 6/30/01 per Company model dated 4/27/01. Includes dividends of $5,810,962, credit line of $21,000,000, capital leases of $5,653,000 and cash of $2,665,000.
(3) 17,989,525 common shares outstanding plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.
(4)  LTM through 3/31/01.
(5)  FTM beginning 4/1/01.
(6)  Range based on mean and medians.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
            GOING PRIVATE ANALYSIS: PREFERRED SHARES TREATED AS DEBT
================================================================================
000s


Going Private by Majority Shareholder                                Multiple / Premium                           Net
                                                                         Range(6)         Total Value Range      Debt(2)
   Premiums Paid                           Tulip Statistics          ------------------   -----------------    ---------
                                   ------------------------------
     1 Day prior to announcement   Share Price             $ 1.22    46.0% -    55.5%   $134,479  - $ 136,564  $102,436
     7 Days prior to announcement  Share Price             $ 1.22    44.3% -    58.2%    134,106  -   137,157   102,436
     30 Days prior to announcement Share Price             $ 1.22    47.4% -    55.3%    134,786  -   136,520   102,436

                                                                             --------------------------------------------
                                                                             Minimum    $134,106  - $ 136,520  $102,436
                                                                              Median     134,479  -   136,564   102,436
                                                                                Mean     134,457  -   136,747   102,436
                                                                             Maximum     134,786  -   137,157   102,436
                                                                             --------------------------------------------

                                                                     Equity Value Range    Price Per Share Range(3)
   Premiums Paid                           Tulip Statistics          ------------------    ------------------------
                                   ------------------------------
     1 Day prior to announcement   Share Price             $ 1.22   $ 32,043  - $ 34,128     $ 1.78    -   $ 1.90
     7 Days prior to announcement  Share Price             $ 1.22     31,670  -   34,721       1.76    -     1.93
     30 Days prior to announcement Share Price             $ 1.22     32,350  -   34,084       1.80    -     1.89

                                                                    -----------------------------------------------
                                                        Mininum     $ 31,670  - $ 34,084     $ 1.76    -   $ 1.89
                                                         Median       32,043  -   34,128       1.78    -     1.90
                                                           Mean       32,021  -   34,311       1.78    -     1.91
                                                        Maximum       32,350  -   34,721       1.80    -     1.93
                                                                    -----------------------------------------------


Comparable Merger Transactions
   eCommerce Premiums Paid                 Tulip Statistics
                                   -------------------------------
     1 Day prior to announcement   Share Price             $  1.22       13.1% - 19.3%  $127,258 - $128,619   $102,436
     7 Days prior to announcement  Share Price             $  1.22       20.5% - 42.9%   128,882 -  133,799    102,436
     30 Days prior to announcement Share Price             $  1.22       22.8% - 48.8%   129,387 -  135,093    102,436


   Equity Value / LTM Revenue      LTM Revenue          $   93,060(1)(4)  2.2x -  7.0x  $307,169 - $ 753,859  $102,436
   Equity Value / FTM Revenue      FTM Revenue             119,467(1)(5)  0.7x -  0.7x   186,063 -   186,063   102,436
   Equity Value / LTM Gross Profit LTM Gross Profit         23,648(1)(4)  9.6x - 20.7x   329,454 -   591,943   102,436
   Equity Value / FTM Gross        FTM Gross Profit         42,141(1)(5)  4.0x -  4.3x   270,998 -   283,640   102,436
   Profit
                                                                               -----------------------------------------
                                                                               Minimum  $127,258 - $ 128,619  $102,436
                                                                                Median   186,063 -   186,063   102,436
                                                                                  Mean   211,316 -   316,145   102,436
                                                                               Maximum   329,454 -   753,859   102,436
                                                                               -----------------------------------------

Comparable Merger Transactions
   eCommerce Premiums Paid         Tulip Statistics
                                   ----------------
     1 Day prior to announcement   Share Price             $  1.22                $  24,822 - $ 26,183   $ 1.38 - $  1.46
     7 Days prior to announcement  Share Price             $  1.22                   26,446 -   31,363     1.47 -    1.74
     30 Days prior to announcement Share Price             $  1.22                   26,951 -   32,657     1.50 -    1.82


   Equity Value / LTM Revenue      LTM Revenue          $   93,060(1)(4)          $ 204,733 - $ 651,423  $11.38 - $ 36.21
   Equity Value / FTM Revenue      FTM Revenue             119,467(1)(5)             83,627 -    83,627    4.65 -    4.65
   Equity Value / LTM Gross Profit LTM Gross Profit         23,648(1)(4)            227,018 -   489,507   12.62 -   27.21
   Equity Value / FTM Gross        FTM Gross Profit         42,141(1)(5)            168,562 -   181,204    9.37 -   10.01
   Profit
                                                                          -----------------------------------------------
                                                                          Minimum $  24,822 - $  26,183  $ 1.38 - $  1.46
                                                                           Median    83,627 -    83,627    4.65 -    4.65
                                                                             Mean   108,880 -   213,709    6.05 -   11.88
                                                                          Maximum   227,018 -   651,423   12.62 -   36.21
                                                                          -----------------------------------------------


eCommerce Comparable Companies                Tulip Statistics
                                        ------------------------------
   Equity Value / 2000 Revenue          2000 Revenue      $  92,844      0.5x - 0.6x  $148,858 - $ 158,142  $102,436
   Equity Value / 2001 Revenue          2001 Revenue        110,093(1)   0.2x - 0.5x   124,455 -   157,482   102,436
   Equity Value / 2000 Gross Profit     2000 Gross Proft     21,198      2.8x - 3.5x   161,790 -   176,628   102,436
   Equity Value / 2001 Gross Profit     2001 Gross Profit    37,753(1)   1.1x - 2.2x   143,965 -   185,493   102,436

                                                                          --------------------------------------------
                                                                          Minimum     $124,455 - $ 157,482  $102,436
                                                                           Median      146,411 -   167,385   102,436
                                                                             Mean      144,767 -   169,436   102,436
                                                                          Maximum      161,790 -   185,493   102,436
                                                                          --------------------------------------------

                                                                          --------------------------------------------
                                                                          Minimum     $124,455 - $ 128,619  $102,436
                                                                           Median      139,375 -   157,812   102,436
                                                                             Mean      175,832 -   235,786   102,436
                                                                          Maximum      329,454 -   753,859   102,436
                                                                          --------------------------------------------
eCommerce Comparable Companies                 Tulip Statistics
                                        -----------------------------
   Equity Value / 2000 Revenue          2000 Revenue      $  92,844                $ 46,422 - $ 55,706  $ 2.58 - $ 3.10
   Equity Value / 2001 Revenue          2001 Revenue        110,093(1)               22,019 -   55,046    1.22 -   3.06
   Equity Value / 2000 Gross Profit     2000 Gross Proft     21,198                  59,354 -   74,192    3.30 -   4.12
   Equity Value / 2001 Gross Profit     2001 Gross Profit    37,753(1)               41,529 -   83,057    2.31 -   4.62

                                                                                   ------------------------------------
                                                                           Minimum $ 22,019 - $ 55,046  $ 1.22 - $ 3.06
                                                                            Median   43,975 -   64,949    2.44 -   3.61
                                                                              Mean   42,331 -   67,000    2.35 -   3.72
                                                                           Maximum   59,354 -   83,057    3.30 -   4.62
                                                                                   ------------------------------------

                                                                                   ------------------------------------
                                                                           Minimum $ 22,019 - $ 26,183  $ 1.22 - $ 1.46
                                                                            Median   36,939 -   55,376    2.05 -   3.08
                                                                              Mean   73,396 -  133,350    4.08 -   7.41
                                                                           Maximum  227,018 -  651,423   12.62 -  36.21
                                                                                   ------------------------------------

(1)  Numbers based on Company provided model dated 4/27/01.
(2) Net debt as of 6/30/01 per Company model dated 4/27/01. Includes liquidation value of preferred stock of $72,637,024, dividends of $5,810,962, credit line of $21,000,000, capital leases of $5,653,000 and cash of $2,665,000.
(3) 17,989,525 common shares outstanding as of March 26, 2001 per December 31, 2000 10-K.
(4)  LTM through 3/31/01.
(5)  FTM beginning 4/1/01.
(6)  Range based on mean and medians.

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                   VALUE OF TAX LOSSES TO MORE THAN 80% PARENT
================================================================================

000s

                                                          2001        2002        2003        2004
                                                          ----        ----        ----        ----
Pre-Tax Loss(1)                                         ($53,872)   ($35,619)   ($16,182)   ($1,508)
Tax Savings at Assumed U.S. Tax Rate of          39.0%    21,010      13,891       6,311        588

Shares Held by Non-Garden Shareholders(2)      15,658

                                                                PV per Non-
                   Discount         Present                      Garden
                     Rate           Value(3)                 Shareholders
                     ----           --------                 ------------
                     9.0%           $36,257                      $2.32
                     9.5%            35,989                       2.30
                    10.0%            35,724                       2.28
                    10.5%            35,462                       2.26
                    11.0%            35,205                       2.25
                    11.5%            34,950                       2.23
                    12.0%            34,699                       2.22
                    12.5%            34,451                       2.20
                    13.0%            34,207                       2.18

----------
(1)  Per Company model dated 4/27/01
(2) 17,989,525 common shares outstanding as of March 26, 2001 per December 31, 2000 10-K less 2,311,917 common shares held by Garden
(3)  Represents present value as of 1/1/01 for simplicity

--------------------------------------------------------------------------------
                   SUMMARY OF ALTERNATIVES AND CONSIDERATIONS
                          DISCOUNTED CASH FLOW ANALYSIS
================================================================================
000s

                       Forward Revenue Multiple Approach

Free Cash Flow Breakdown
--------------------------------------------------------------------------------

                                                                 Fiscal Year Ending December 31,

                                                  2001          2002         2003         2004        2005
Revenue                                        $ 110,093    $ 159,662    $ 222,435    $ 278,312    $ 328,098
EBIT                                             (48,841)     (35,652)     (18,095)      (4,835)       6,058
Income Taxes @ 0.0%                                    -            -            -            -            -
EBIAT                                          ($ 48,841)   ($ 35,652)   ($ 18,095)   ($  4,835)   $   6,058

Plus: Depreciation and Amortization            $   8,972    $  10,499    $  10,201    $   9,880    $   9,427
Less: Increase (Decrease) in Working Capital      (1,543)      (3,810)      (4,709)      (2,845)      (2,217)
Less: Capital Expenditures(1)                     13,016       13,155        3,000        3,000        3,000
Free Cash Flow                                 ($ 51,342)   ($ 34,498)   ($  6,185)   $   4,890    $  14,702


Discounted Cash Flow(2)
--------------------------------------------------------------------------------

                     Terminal            Present Value of                                         Plus:      Present    Per Share
Discount          Forward Revenue       Cash     Terminal     Aggregate    Less      Less:       Excess     Value of      Equity
Rate                Multiple           Flows       Value       Value      Debt(3)    Other       Cash(3)     Equity      Value (4)
                      0.2 x          ($58,002)    $19,756    ($38,246)                                      ($33,270)    ($0.89)
                      0.4            ($58,002)    $39,512    ($18,490)                                      ($13,514)    ($0.36)
       35.0%          0.6            ($58,002)    $59,268      $1,266     $9,700       $0       $14,676       $6,242      $0.17
                      0.8            ($58,002)    $79,024     $21,022                                        $25,998      $0.70
                      1.0            ($58,002)    $98,780     $40,778                                        $45,754      $1.22
                      1.2            ($58,002)   $118,536     $60,534                                        $65,510      $1.75

                      0.2 x          ($64,316)    $26,878    ($37,438)                                      ($32,462)    ($0.87)
                      0.4            ($64,316)    $53,756    ($10,561)                                       ($5,585)    ($0.15)
       25.0%          0.6            ($64,316)    $80,633     $16,317     $9,700       $0       $14,676      $21,293      $0.57
                      0.8            ($64,316)   $107,511     $43,195                                       $ 48,171      $1.29
                      1.0            ($64,316)   $134,389     $70,073                                       $ 75,049      $2.01
                      1.2            ($64,316)   $161,267     $96,951                                       $101,927      $2.73

                      0.2 x          ($72,002)    $37,518    ($34,483)                                      ($29,507)    ($0.79)
                      0.4            ($72,002)    $75,036      $3,035                                         $8,011      $0.21
       15.0%          0.6            ($72,002)   $112,555     $40,553     $9,700       $0       $14,676      $45,529      $1.22
                      0.8            ($72,002)   $150,073     $78,071                                        $83,047      $2.22
                      1.0            ($72,002)   $187,591    $115,590                                       $120,566      $3.23
                      1.2            ($72,002)   $225,109    $153,108                                       $158,084      $4.23

----------
(1)  Includes capitalized software development costs.
(2)  Valuation as of December 31, 2000.
(3) Includes $6,794,000 capitalized leases plus $2,906,000 preferred dividends payable, per December 31, 2000 10-K.
(4) Based on 17,989,525 common shares outstanding as of March 26, 2001 per December 31, 2000 10-K plus 19,369,873 preferred shares on as converted basis at $3.75 conversion price.

                                                        OVERVIEW OF DEBT MARKETS
================================================================================





[GRAPHIC]


William Blair & Company
-----------------------

--------------------------------------------------------------------------------
                            OVERVIEW OF DEBT MARKETS
                           DEBT CAPITAL MARKETS UPDATE
================================================================================


 .    Bank Market

     . Recent Fed Rate cuts have not yet led to discernible loosening of credit standards.

     . Cash-flow loans being rationed; asset-based-loans (ABL) is refinancing tool of choice.

     . Syndication market quite difficult (non-existent?) for smaller transactions.

     .    Elimination of true "underwritten" transactions.

     .    Attention now focused on portfolio issues (vs. new deal volume).

 .    Investment Grade Note Market

     . Increased preference for larger companies and transaction sizes (over $25mm).

     . NAIC-3 (non-investment grade) senior note market thin and expensive but available to some.

     . Good option for larger, higher-quality companies to refinance short-term bank debt out longer.

 .    High Yield Market

     . Spread over Treasuries - high because of credit concerns and low Treasuries.

     . While improving, still difficult to get most deals done - large (nearly all repeat) issuers only.

--------------------------------------------------------------------------------
                            OVERVIEW OF DEBT MARKETS
                               MARKET CONDITIONS
================================================================================


--------------------------------------------------------------------------------
                     Comparative U.S. Treasury Yield Curves



                                  [LINE GRAPH]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            "BBB" Equivalent Credits
                        Seven Year Average Life/Maturity
                        Source: Wiliiam Blair & Company


                                  [LINE GRAPH]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Debt Multiples on Leveraged Loans
                      Source:S&P/Portfolio Management Data


                                   [BAR CHART]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             "BB" Equivalent Credits
                        Seven Year Average Life/Maturity
                        Source: William Blair & Company


                                  [LINE GRAPH]



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            OVERVIEW OF DEBT MARKETS
                      RECENT PRIVATE PLACEMENT TRANSACTIONS
================================================================================


                                                     Amt.    Final   Avg.    Actual/         Pricing
    Date      Company         Debt Transaction      ($mm)     Mat.   Life   (Viewed)       Talk     Spd   Industry
    ----      -------         ----------------      -----     ----   ----   --------       ----     ---   --------
   Apr-01  Autozone             Senior Notes         150       5      5     (NAIC-2)        --      325 Auto parts chain
   Apr-01  Rolls Royce plc      Senior Notes         150       9      8     (NAIC-1)     190-195    --  Aircraft engine maker
   Apr-01  Bunzl plc            Senior Notes         225*      5      5     (NAIC-1)       165      --  Outsourcing of paper and
                                                                                                        plastic disposables
   Apr-01  Bunzl plc            Senior Notes         225*      7      7     (NAIC-1)       175      --  Outsourcing of paper and
                                                                                                        plastic disposables
   Apr-01  Bunzl plc            Senior Notes         225*     10     10     (NAIC-1)       190      --  Outsourcing of paper and
                                                                                                        plastic disposables
   Apr-01  FirstService Corp    Senior Notes          75      10      7     (NAIC-2)       275      --  Property management
   Apr-01  AAR Corp             Senior Notes          75      10     10     (NAIC-2)       280      --  Aviation services
   Apr-01  Tetra Tech           Senior Notes         100      10      7     (NAIC-2)     215-225    --  Management consultant
   Apr-01  Consolidated Stores  Senior Notes         200*      4      4     (NAIC-2)        --      300 Retailer of toys and
                                                                                                        closeout items
   Apr-01  Consolidated Stores  Senior Notes         200*      5      5     (NAIC-2)        --      310 Retailer of toys and
                                                                                                        closeout items
   Apr-01  Consolidated Stores  Senior Notes         200*      6      6     (NAIC-2)        --      320 Retailer of toys and
                                                                                                        closeout items
   Apr-01  Ergon, Inc.          Senior Notes                                                        235 Transporter and marketer
                                                     100      10      8     (NAIC-2)        --          of refined petroleum
                                                                                                        products
   Mar-01  Quad/Graphics        Senior Notes         251*     12     12       (BBB)         --      250 Printing
   Mar-01  Quad/Graphics        Senior Notes         251*     17     17       (BBB)         --      260 Printing
   Mar-01  Quad/Graphics        Senior Notes         251*     20     20       (BBB)         --      275 Printing
   Mar-01  Quad/Graphics        Senior Notes         251*     25     25       (BBB)         --      300 Printing
   Mar-01  Jeld-Wen             Senior Notes         50*       3      3     (NAIC-2)        --      317 Window and door
                                                                                                        manufacturer
   Mar-01  Jeld-Wen             Senior Notes         50*       5      5     (NAIC-2)        --      327 Window and door
                                                                                                        manufacturer
   Mar-01  Jeld-Wen             Senior Notes         50*       7      7     (NAIC-2)        --      337 Window and door
                                                                                                        manufacturer
   Mar-01  Canfor Corp          Senior Notes          30       5      5     (NAIC-2)        --      260 Forset products
                                                                                                        manufacturer
   Mar-01  Canfor Corp          Senior Notes          33       6      6     (NAIC-2)        --      265 Forset products
                                                                                                        manufacturer
   Mar-01  Canfor Corp          Senior Notes          15       7      7     (NAIC-2)        --      275 Forset products
                                                                                                        manufacturer
   Mar-01  Canfor Corp          Senior Notes          45       8      8     (NAIC-2)        --      285 Forset products
                                                                                                        manufacturer
   Mar-01  Canfor Corp          Senior Notes          97      10      9     (NAIC-2)        --      290 Forset products
                                                                                                        manufacturer
   Mar-01  Star Gas             Senior Notes                                                        305 Distributor of home
                                                      25      10     10     (NAIC-2)        --          heating oil, propane and
                                                                                                        electricity
   Mar-01  Ace Hardware         Senior Notes          40      12     10     (NAIC-1)        --      230 Manufacturer and retailer
                                                                                                        of hardware supplies
   Mar-01  O'Reilly Auto Parts  Senior Notes         100*      5      5     (NAIC-2)        --      310 Aftermarket auto parts,
                                                                                                        tools and equipment
   Mar-01  O'Reilly Auto Parts  Senior Notes         100*      7      7     (NAIC-2)        --      330 Aftermarket auto parts,
                                                                                                        tools and equipment
   Mar-01  Asplundh Tree Expert Senior Notes          25      10      7     (NAIC-1)     180-190    --  Vegetation management for
           Co                                                                                           utility industry
   Feb-01  Discovery Channel    Senior Unsecured     300       5      5      (BBB-)         --      300 Science and nature
                                Notes                                                                   television company
   Feb-01  Discovery Channel    Senior Unsecured     180       7      7      (BBB-)         --      300 Science and nature
                                Notes                                                                   television company
   Feb-01  Discovery Channel    Senior Unsecured     220      10     10      (BBB-)         --      325 Science and nature
                                Notes                                                                   television company
   Feb-01  Quebecor             Senior Notes         250       5      5     (NAIC-2)        --      225 Cummunications/media
   Feb-01  Southwest Power      Senior Notes          25       7      5     (NAIC-2)        --      265 Electical transmission
           Pool, Inc.                                                                                   organization
   Feb-01  Cordiant             Senior Notes                                                        265 Advertising and
           Communications Group                      175      10      8     (NAIC-2)        --          communications holding
           plc                                                                                          company
   Jan-01  BancWest Corp.       Senior Notes          50      10     10     (A3/BBB+)       --      300 Holding company of Banks
   Jan-01  UIL Holdings         Senior Unsecured                                                    210 Parent of electric
                                Notes                 30      10      7      (Baa1)         --          utility: The United
                                                                                                        Illuminating Co.
   Jan-01  UIL Holdings         Senior Unsecured                                                    225 Parent of electric
                                Notes                 45      10     10      (Baa1)         --          utility: The United
                                                                                                        Illuminating Co.
   Jan-01  Husky Injection      Senior Notes          70       5      5     (NAIC-1)       275      --  Maker of injection molding
           Molding                                                                                      equipment
   Jan-01  Beauty Alliance      Senior Secured        23       5      5     (NAIC-3)        --      --  Leading distributor of
                                Notes                                                                   beauty products

----------
"*"  Represents combined transaction size for all tranches
"--" Represents data that is not yet available

--------------------------------------------------------------------------------
                            OVERVIEW OF DEBT MARKETS
                       RECENT PUBLIC / 144A TRANSACTIONS
================================================================================


                                                 Offering      Amt.   Final  Call/   Actual/     Pricing
 Date        Company            Debt Trans.        Type       ($mm)    Mat.   NC    (Viewed)    Spd   Yield    Industry
 ----        -------            -----------        ----       -----    ----   --    --------    ---   -----    --------
Jan-01  Alliance Atlantis (3)  Senior Sub      144A Private     95      8      5      B2/B      808   13.19% Canada's largest
                                                                                                             production co. &
                                                                                                             movie distributor
Jan-01  Argentina              Senior Notes    Public           50      30     NC   B1/BB-      656   12.09% Government
Jan-01  BRE Properties         Senior Notes    Public           250     10     MW   Baa2/BBB    258   7.51%  Real estate
                                                                                                             investment trust
Jan-01  FelCor Lodging         Senior Notes    144A Private     100     7      4    Ba2/BB      404   9.13%  Real estate
                                                                                                             investment trust
Jan-01  French Fragrances      Senior Notes    144A Private     160     10     5    B1/B+       662   11.75% Mfgrs, distributes,
                                                                                                             mkts perfume and
                                                                                                             cologne
Jan-01  Golf Canada Resources  Senior Notes    Public           300     10     MW   Baa3/BBB-   200   7.17%  Indep. oil and gas
                                                                                                             exploration company
Jan-01  Heller Financial (3)   Senior Notes    Public           850     2      NC   A3/A-       171   6.45%  Banking and
                                                                                                             financial services
Jan-01  HFC                    Senior Notes    Public          2,000    5      NC   A2/A        170   6.55%  Consumer finance
                                                                                                             company
Jan-01  Levi Strauss           Senior Notes    144A Private     380     7      4    Ba3/BB-     675   11.88% Mfgr and seller of
                                                                                                             jeans and sportswear
Jan-01  Marriott International Senior Notes    144A Private     300     7      NC   Baa1/BBB+   198   7.06%  World's #1 lodging
                                                                                                             company
Jan-01  McLeod USA             Senior Notes    Public           750     8      NC   B1/B+       636   11.38% Provider of
                                                                                                             telecommunications,
                                                                                                             internet & data
Jan-01  Mediacom               Senior Notes    144A Private     500     12     5    B2/B+       445   9.63%  Delivers telephone
                                                                                                             appliances and svcs
Jan-01  Meristar Hospitality   Senior Notes    144A Private     300     7      NC   Ba2/BB-     390   9.06%  Real estate
                                                                                                             investment trust
Jan-01  Meristar Hospitality   Senior Notes    144A Private     200     10     NC   Ba2/BB-     403   9.19%  Real estate
                                                                                                             investment trust
Jan-01  MGM Mirage             Senior Sub      Public           400     10     MW   Ba2/BB+     328   8.38%  World's #1
                                                                                                             gaming/hotel company
Jan-01  Regency Centers        Senior Notes    Public           200     10     MW   Baa2/BBB    285   7.97%  Real estate
                                                                                                             partnership
Jan-01  Sears                  Senior Notes    Public           800     10     NC   A3/A-       198   7.12%  Retailer/mass
                                                                                                             merchandiser
Jan-01  South Caroline Elec &  Senior Notes    Public           150     10     MW   A1/A        160   6.73%  Electric and gas
        Gas                                                                                                  provider
Jan-01  Sprint Capital         Senior Notes    Public           750     5      --   Baa1/BBB+   241   7.14%  Financial services
                                                                                                             arm of Sprint
Jan-01  Sprint Capital         Senior Notes    Public          1,650    10     --   Baa1/BBB+   261   7.72%  Financial services
                                                                                                             arm of Sprint
Jan-01  Stone Container        Senior Notes    144A Private     750     10     5    B2/B        465   9.75%  Producer of
                                                                                                             corrugated
                                                                                                             containers/
                                                                                                             containerboard
Jan-01  Stone Container        Senior Notes    144A Private     300     7      MW   B2/B        421   9.25%  Producer of
                                                                                                             corrugated
                                                                                                             containers/
                                                                                                             containerboard
Jan-01  Target Corp.           Senior Notes    Public           700     10     MW   A2/A        145   6.38%  Retail discount
                                                                                                             chain operator
Jan-01  Tembec                 Senior Notes    Public           250     10     MW   Ba1/BB+     352   8.63%  Forest products
                                                                                                             company
Jan-01  Toll Brothers          Senior Sub      Public           20      10     5    Ba2/BB+     308   8.25%  Designs, builds &
                                                                                                             markets luxury homes
Jan-01  Tritel PCS             Senior Sub      144A Private     450     10     5    B3/NR       520   10.38% Provider of personal
                                                                                                             communications svcs
Jan-01  Triton                 Senior Sub      144A Private     350     10     5    B3/CCC+     427   9.50%  --
Jan-01  Waddell & Reed         Senior Notes    Public           200     5      NC   Baa2/BBB    265   7.60%  Mgr and distributor
        Financial                                                                                            of mutual funds
Jan-01  Williams               Senior Notes    144A Private     400     15     5    Baa2/BBB-   200   6.84%  --
Jan-01  Williams               Senior Notes    144A Private     700     30     NC   Baa2/BBB-   200   7.58%  --
Feb-01  Burlington Resources   Senior Notes    Public           400     10     MW   A3/A-       150   6.68%  Oil and gas company
Feb-01  Campbell Soup          Senior Notes    Public           500     10     MW   A2/A        162   6.80%  Food producer
Feb-01  Cardinal Health        Senior Notes    Public           500     10     MW   A2/A        158   6.77%  Wholesaler of
                                                                                                             pharmaceuticals
Feb-01  Dover Corp             Senior Notes    Public           400     10     MW   A1/A+       132   6.52%  Diversified
Feb-01  Dow Chemical           Senior Notes    Public           500     10     NC   A1/A        112   6.27%  Plastics and
                                                                                                             chemical producer
Feb-01  GMAC(3)                Senior Notes    Public          1,500    5      NC   A2/A        190   6.72%  Vehicle finance
Feb-01  Hilton Hotels          Senior Notes    Public           300     10     MW   Baa3/BBB-   320   8.35%  Hotel chain


----------
"*"  Represents combined transaction size for all tranches
"--" Represents data that is not yet available

--------------------------------------------------------------------------------
                            OVERVIEW OF DEBT MARKETS
                   RECENT PUBLIC / 144A TRANSACTIONS (CONT'D)
================================================================================

 Date       Company              Debt Trans.        Type         ($mm)    Mat. NC    (Viewed)       Spd   Yield   Industry
 ----       -------              -----------        ----         -----    ---- --    --------       ---   -----   --------
Feb-01   Ingersoll-Rand         Senior Notes       Public         600      2   MW     A3/A-         116   5.81%  Machine tool
                                                                                                                 manufacturer
Feb-01   Noranda                Senior Notes       Public         300     10   MW     Baa2/BBB      325   8.43%  Mining
Feb-01   Reliant Energy         Senior Notes       Public         550     10   MW     Baa2/BBB+     260   7.80%  Electric utility
Feb-01   Smith International    Senior Notes       Public         250     10   MW     Baa1/BBB+     175   6.82%  Manufactures oil
                                                                                                                 and gas drilling
                                                                                                                 equipment
Feb-01   Southwest Gas          Senior Notes       Public         200     10   MW     Baa2/BBB-     336   8.49%  Natural gas
                                                                                                                 utility
Feb-01   Tyco                   Senior Notes       Public        1,000     5   MW     Baa1/A-       145   6.45%  Diversified
Feb-01   Tyco                   Senior Notes       Public        1,000    10   MW     Baa1/A-       160   6.78%  Diversified
Feb-01   Universal Corp         Senior Notes       Public         150      7   NC     Baa1/A-       275   7.88%  Buyer and
                                                                                                                 processor of
                                                                                                                 leaf tobacco
Mar-01   Alegheny Energy Supply Senior Notes       Public         400     10   MW     Baa1/BBB+     290   7.83%  Electric utility
Mar-01   Chevron Phillips       Senior Notes       Public         500     10   MW     Baa1/BBB+     225   7.10%  Petroleum
         Chemical                                                                                                related products
Mar-01   Colgate                Senior Notes       Public         220      5   NC     A1/A+         87    5.34%  Personal care
                                                                                                                 products
Mar-01   Cox Communication      Senior Notes       Public         500     10   MW     Baa2/BBB      182   6.80%  Cable tv operator
Mar-01   CSX                    Senior Notes       Public         500     10   MW     Baa2/BBB      190   6.79%  Rail system
                                                                                                                 operator
Mar-01   CVS Corp               Senior Notes       Public         300      5   MW     A2/A          119   5.73%  Drugstore chain
Mar-01   Ford Credit            Senior Notes       Public         750      3   NC     A2/A          171   6.14%  Vehicle finance
Mar-01   Heller Financial       Senior Notes       Public         750      5   NC     A3/A-         172   6.45%  Financial
                                                                                                                 services
Mar-01   Hertz                  Senior Notes       Public         500     10   NC     A3/A-         232   7.47%  Car rental
Mar-01   Houghton Mifflin       Senior Notes       Public         150     10   MW     Baa2/BBB+     237   7.22%  Publisher
Mar-01   Kinder Morgan          Senior Notes       Public         300     30   MW     Baa1/A-       198   7.44%  Pipeline operator
Mar-01   Kohls                  Senior Notes       Public         300     10   MW     A2/A-         142   6.32%  Retail
Mar-01   Nexfor                 Senior Notes       Public         200      7   MW     Baa2/BBB      337   8.18%  Building products
Mar-01   Textron Financial      Senior Notes       Public         300      3   NC     A2/A          140   6.03%  Diversified
                                                                                                                 manufacturer
Mar-01   TRW                    Senior Notes       Public         500      5   MW     Baa2/BBB      299   7.65%  Automotive parts
Apr-01   Alliance Imaging       Senior Sub. Notes  144A Private   260     10      5   B3/B-         542   10.38% Specialized
                                                                                                                 health services
Apr-01   Anadarko Finance       Senior Notes       144A Private   900     30          Baa1/BBB+     169   7.58%  Financial
                                                                                                                 services
Apr-01   BE Aerospace           Senior Sub. Notes  144A Private   250     10      5   B2/B          377   8.88%  Aerospace
Apr-01   Bear Stearns           Senior Notes       Public         750      5     NC   A2/A-         173   6.51%  Financial
                                                                                                                 services
Apr-01   Chugach Electric       Senior Notes       Public         150     10     NC   Aaa/AAA       145   6.55%  Electric utility
Apr-01   Da Vita                Senior Sub. Notes  144A Private   225     10      5   B2/B          430   9.25%  Healthcare
                                                                                                                 facilities
Apr-01   Dresser                Senior Sub. Notes  Public         300     10      5   B2/B          445   9.38%  Machinery
                                                                                                                 manufacturing
Apr-01   Fiber Mark             Senior Notes       144A Private   230     10      5   B1/BB-        588   10.88% Paper and Paper
                                                                                                                 Products
Apr-01   GECC                   Senior Notes       Public        1,000     3     NC   Aaa/AAA       63    5.41%  Financial
                                                                                                                 services
Apr-01   International Lease    Senior Notes       Public         150      3     NC   A1/AA-        88    5.35%  Financial
         Finance                                                                                                 services
Apr-01   John Deere BV          Senior Notes       Public         250      5     NC   A2/A+         136   5.91%  Machinery
                                                                                                                 Manufacturing
                                                                                                                 and Financial
                                                                                                                 Services
Apr-01   Nisource Financial     Senior Notes       Public         300      2     NC   Baa2/BBB      155   5.79%  Financial
                                                                                                                 services
Apr-01   Pogo Producing         Senior Sub. Notes  144A Private   200     10      5   B1/BB         332   8.25%  Oil and Gas
                                                                                                                 Operations
Apr-01   Salton                 Senior Sub. Notes  144A Private   200      7      4   B2/B          745   12.50% Appliance and
                                                                                                                 tool
                                                                                                                 manufacturing
Apr-01   Sealy Mattress         Senior Sub. Notes  144A Private   125      7      2   B2/B-         465   9.46%  Home furnishings
Apr-01   Steinway Musical       Senior Notes       144A Private   150     10      5   Ba3/BB-       362   8.75%  Recreational
                                                                                                                 products
Apr-01   Wal-Mart               Senior Notes       Public         500      2     NC   Aa2/AA        58    4.63%  Retail


----------
"*"  Represents combined transaction size for all tranches
"--" Represents data that is not yet available

                       OVERVIEW OF PUBLIC EQUITY MARKETS
================================================================================





William Blair & Company
-----------------------

--------------------------------------------------------------------------------
                        OVERVIEW OF PUBLIC EQUITY MARKETS
                          PUBLIC EQUITY MARKET ACTIVITY
================================================================================

                                Offering Volume

                                  [BAR CHART]

=====================================================
Significant Decline in Offerings
=====================================================

 .    2000

     .    392 IPOs, raising $65.9 billion

     .    378 Follow-Ons, raising $106.1 billion

 .    2001 through April 26

     .    20 IPOs, raising $7.4 billion

     .    79 Follow-Ons, raising $19.0 billion
-----------------------------------------------------


(1)  Year to date through 4/26/01.
(2)  Source: CommScan

--------------------------------------------------------------------------------
                        OVERVIEW OF PUBLIC EQUITY MARKETS
                           FOLLOW-ON OFFERING ANALYSIS
================================================================================

              71 Follow-On Offerings Since 1/1/01 by Sector(1)(2)

by # of Transactions

[PIE CHART]

Business Services        7%
Technology              16%
Consumer                14%
Industrial              14%
Energy                  18%
Healthcare              14%
Financial Services      17%


by Aggregate Transaction Value

[PIE CHART]

Business Services        4%
Consumer                11%
Technology              24%
Industrial               5%
Energy                  29%
Healthcare               8%
Financial Services      19%

(1) Excludes REITs.
(2) Source: CommScan

--------------------------------------------------------------------------------
                        OVERVIEW OF PUBLIC EQUITY MARKETS
                           FOLLOW-ON OFFERING ANALYSIS
================================================================================

           71 Follow-On Offerings Since 1/1/01 by Offering Size(1)(2)

                                  [PIE CHART]

MORE THAN $500 Million          13%
LESS THAN $100 Million          27%
$250 - $500 Million             20%
$100 - $250 Million             40%



(1) Excludes REITs.
(2) Source: CommScan

                                                                      APPENDICES
================================================================================

[GRAPHIC]


William Blair & Company
-----------------------

                                                         RECENT RIGHTS OFFERINGS
================================================================================



[GRAPHIC]


William Blair & Company
-----------------------



Summary of Recent Rights Offerings for Common Stock/1/
Last Twelve Months Through 3/31/01                                   DRAFT
-------------------------------------------------------------------------------


                                                                                         Pre-Offering                 % Potential
   Date         Date                                                         Standby        Shares     Pre-Offering    Additional
 Announced     Expired   Issuer Name           Issuer Business Description  Purchaser    Outstanding   Market Cap    Shares Issued
----------  -----------  -----------------     ---------------------------  ---------    -----------   ----------     -----------

02/20/2001   03/19/2001  Adelphia Business     provider of                                  70,992       492,509       150.0%
                         Solutions             facilities-based
                                               communications services

02/07/2001   03/26/2001  Bluefly               internet retailer of                          4,925         8,772       173.6%
                                               fashions and furnishings

01/16/2001   02/16/2001  Charles & Colvard     manufactures and                              7,201         7,201       100.0%
                                               distributes moissanite
                                               jewels

09/14/2000   10/06/2000  Maxicare Health       operates health plans                        18,725       111,182       150.0%
                         Plans/11/

06/01/2000   06/19/2000  Dynatech (Aeterna)    global communications        Clayton,       181,769     2,175,551         2.7%
                                               equipment company            Dubilier &
                                                                            Rice/2/

05/24/2000   06/15/2000  Westcorp              financial services                           26,597       322,493        20.0%
                                               holding company

03/01/2000   03/27/2000  PICO Holdings         investing and insurance                      13,449       178,193        48.7%

01/25/2000   02/22/2000  Gentek                manufacturer of                              20,815       206,850        20.0%
                                               telecommunications
                                               equipment

10/15/1999   11/08/1999  Metro Goldwyn Mayer   global entertainment         Tracinda       151,589     3,571,821        32.8%
                                               content company              Group/3/

09/01/1999   11/30/1999  Oxboro Medical/4/     assembles and markets        Certain            445         1,378       200.0%
                                               disposable medical           Directors/5/
                                               products

08/12/1999   09/02/1999  Applied Magnetics     mfr of magnetic                              45,737        71,464       100.0%
                         /6/                   recording heads for
                                               disk drives

06/28/1999   07/28/1999  AMF Bowling           largest owner or                             59,598       376,210        47.0%
                                               operator of bowling
                                               centers

05/28/1999   07/09/1999  Mechanical            mfr advanced test and                        10,820        97,376         6.3%
                         Technology/10/        measurement products

05/20/1999   06/21/1999  J Alexander's/7/      full-service casual                           5,445        22,462        20.0%
                                               dining


04/23/1999   05/21/1999  Aureal                producer of digital          Oaktree         68,283       614,547        48.8%
                         Semiconductor/12/     audio semiconductor          Capital Mgmt
                                               products                     and TCW/8/

03/22/1999   04/13/1999  MEMC Electronic       wldwide prdcr of             VEBA AG/9/      55,906       384,356        24.4%
                         Materials             silicon wafers


                                                                          ---------------------------------------------------------
                                                                          Minimum            445         1,378         2.7%
                                                                          Median          23,706       192,522        47.8%
                                                                          Mean            46,394       540,148        71.5%
                                                                          Maximum        181,769     3,571,821       200.0%
                                                                          ---------------------------------------------------------





   Date         Date                                                       Standby       % Rights       Amount       Subscription
 Announced     Expired   Issuer Name         Issuer Business Description  Purchaser      Exercised      Raised       Price/Share
----------  -----------  -----------------   ---------------------------  ---------       ----------  -----------     ----------

02/20/2001   03/19/2001  Adelphia Business   provider of                                   59.4%        $460,859         $7.28
                         Solutions           facilities-based
                                             communications services

02/07/2001   03/26/2001  Bluefly             internet retailer of                          50.1%         $10,016         $2.34
                                             fashions and furnishings

01/16/2001   02/16/2001  Charles & Colvard   manufactures and                              86.7%          $6,247         $1.00
                                             distributes moissanite
                                             jewels

09/14/2000   10/06/2000  Maxicare Health     operates health plans                         78.0%         $21,900         $5.00
                         Plans/11/

06/01/2000   06/19/2000  Dynatech (Aeterna)  global communications        Clayton,        100.0%         $19,932         $4.00
                                             equipment company            Dubilier &
                                                                          Rice/2/

05/24/2000   06/15/2000  Westcorp            financial services                           100.0%         $55,854        $10.50
                                             holding company

03/01/2000   03/27/2000  PICO Holdings       investing and insurance                       50.9%         $50,000        $15.00

01/25/2000   02/22/2000  Gentek              manufacturer of                              100.0%         $39,257         $9.43
                                             telecommunications
                                             equipment

10/15/1999   11/08/1999  Metro Goldwyn Mayer global entertainment         Tracinda        100.0%        $720,958        $14.50
                                             content company              Group/3/

09/01/1999   11/30/1999  Oxboro Medical/4/   assembles and markets        Certain         100.0%          $1,114         $1.25
                                             disposable medical           Directors/5/
                                             products

08/12/1999   09/02/1999  Applied Magnetics   mfr of magnetic                               42.0%         $18,165         $1.00
                         /6/                 recording heads for
                                             disk drives

06/28/1999   07/28/1999  AMF Bowling         largest owner or                              85.7%        $120,000         $5.00
                                             operator of bowling
                                             centers

05/28/1999   07/09/1999  Mechanical          mfr advanced test and                        100.0%         $10,820         $5.33
                         Technology/10/      measurement products

05/20/1999   06/21/1999  J Alexander's/7/    full-service casual                           22.1%            $902         $3.75
                                             dining


04/23/1999   05/21/1999  Aureal              producer of digital          Oaktree         100.0%         $20,000         $9.00
                         Semiconductor/12/   audio semiconductor          Capital Mgmt
                                             products                     and TCW/8/

03/22/1999   04/13/1999  MEMC Electronic     wldwide prdcr of             VEBA AG/9/      100.0%         $93,897         $6.89
                         Materials           silicon wafers


                                                                          ---------------------------------------------------------
                                                                          Minimum          22.1%            $902         $1.00
                                                                          Median           93.4%         $20,950         $5.17
                                                                          Mean             79.7%        $103,120         $6.33
                                                                          Maximum         100.0%        $720,958        $15.00
                                                                          ---------------------------------------------------------



                                                                                          Premium/       Closing         Closing
                                                                                       Discount vs. 1  Price: 1 Day    Price: 1 Day
   Date         Date                                                       Standby      Day Prior to     Prior to          Post
 Announced     Expired   Issuer Name         Issuer Business Description  Purchaser     Announcement   Announcement     Expiration
----------  -----------  -----------------   ---------------------------  ---------    -------------   ------------    -----------

02/20/2001   03/19/2001  Adelphia Business   provider of                                   4.9%              $6.94          $4.78
                         Solutions           facilities-based
                                             communications services

02/07/2001   03/26/2001  Bluefly             internet retailer of                         31.4%              $1.78          $1.16
                                             fashions and furnishings

01/16/2001   02/16/2001  Charles & Colvard   manufactures and                              0.0%              $1.00          $1.00
                                             distributes moissanite
                                             jewels

09/14/2000   10/06/2000  Maxicare Health     operates health plans                       -15.8%              $5.94          $5.31
                         Plans/11/

06/01/2000   06/19/2000  Dynatech (Aeterna)  global communications        Clayton,       -66.6%             $11.97         $13.00
                                             equipment company            Dubilier &
                                                                          Rice/2/

05/24/2000   06/15/2000  Westcorp            financial services                          -13.4%             $12.13         $11.94
                                             holding company

03/01/2000   03/27/2000  PICO Holdings       investing and insurance                      13.2%             $13.25         $10.94

01/25/2000   02/22/2000  Gentek              manufacturer of                              -5.1%              $9.94         $10.38
                                             telecommunications
                                             equipment

10/15/1999   11/08/1999  Metro Goldwyn Mayer global entertainment         Tracinda       -38.5%             $23.56         $20.50
                                             content company              Group/3/

09/01/1999   11/30/1999  Oxboro Medical/4/   assembles and markets        Certain        -59.6%              $3.09          $3.94
                                             disposable medical           Directors/5/
                                             products

08/12/1999   09/02/1999  Applied Magnetics   mfr of magnetic                             -36.0%              $1.56          $1.06
                         /6/                 recording heads for
                                             disk drives

06/28/1999   07/28/1999  AMF Bowling         largest owner or                            -20.8%              $6.31          $5.13
                                             operator of centers
                                             bowling

05/28/1999   07/09/1999  Mechanical          mfr advanced test and                       -40.7%              $9.00         $10.92
                         Technology/10/      measurement products

05/20/1999   06/21/1999  J Alexander's/7/    full-service casual                          -9.1%              $4.13          $3.56
                                             dining


04/23/1999   05/21/1999  Aureal              producer of digital          Oaktree          0.0%              $9.00          $9.15
                         Semiconductor/12/   audio semiconductor          Capital Mgmt
                                             products                     and TCW/8/

03/22/1999   04/13/1999  MEMC Electronic     wldwide prdcr of             VEBA AG/9/       0.2%              $6.88          $6.75
                         Materials           silicon wafers


                                                                            -------------------------------------------------------
                                                                            Minimum     -66.6%               $1.00          $1.00
                                                                            Median      -11.2%               $6.91          $6.03
                                                                            Mean        -16.0%               $7.90          $7.47
                                                                            Maximum      31.4%              $23.56         $20.50
                                                                            -------------------------------------------------------



                                                                                                                 % Change
                                                                                           Current      --------------------------
   Date         Date                                                       Standby          Share       Announced/     Expiration/
 Announced     Expired   Issuer Name         Issuer Business Description  Purchaser         Price       Expiration       Current
----------  -----------  -----------------   ---------------------------  ---------        -------     -----------     ----------

02/20/2001   03/19/2001  Adelphia Business   provider of                                     $4.43      -31.1%           -7.3%
                         Solutions           facilities-based
                                             communications services

02/07/2001   03/26/2001  Bluefly             internet retailer of                            $1.30      -35.1%           12.4%
                                             fashions and furnishings

01/16/2001   02/16/2001  Charles & Colvard   manufactures and                                $1.30        0.0%           30.0%
                                             distributes moissanite
                                             jewels

09/14/2000   10/06/2000  Maxicare Health     operates health plans                           $1.98      -10.5%          -62.7%
                         Plans/11/

06/01/2000   06/19/2000  Dynatech (Aeterna)  global communications        Clayton,          $11.00        8.6%          -15.4%
                                             equipment company            Dubilier &
                                                                          Rice/2/

05/24/2000   06/15/2000  Westcorp            financial services                             $18.60       -1.5%           55.8%
                                             holding company

03/01/2000   03/27/2000  PICO Holdings       investing and insurance                        $12.92      -17.5%           18.1%

01/25/2000   02/22/2000  Gentek              manufacturer of                                $12.25        4.4%           18.1%
                                             telecommunications
                                             equipment

10/15/1999   11/08/1999  Metro Goldwyn Mayer global entertainment         Tracinda          $19.40      -13.0%           -5.4%
                                             content company              Group/3/

09/01/1999   11/30/1999  Oxboro Medical/4/   assembles and markets        Certain            $5.20       27.3%           32.1%
                                             disposable medical           Directors/5/
                                             products

08/12/1999   09/02/1999  Applied Magnetics   mfr of magnetic                                    NA      -32.0%              NA
                         /6/                 recording heads for
                                             disk drives

06/28/1999   07/28/1999  AMF Bowling         largest owner or                                $0.08      -18.8%          -98.5%
                                             operator of centers
                                             bowling

05/28/1999   07/09/1999  Mechanical          mfr advanced test and                           $7.10       21.3%          -35.0%
                         Technology/10/      measurement products

05/20/1999   06/21/1999  J Alexander's/7/    full-service casual                             $2.00      -13.6%          -43.9%
                                             dining


04/23/1999   05/21/1999  Aureal              producer of digital          Oaktree            $0.04       1.7%           -99.6%
                         Semiconductor/12/   audio semiconductor          Capital Mgmt
                                             products                     and TCW/8/

03/22/1999   04/13/1999  MEMC Electronic     wldwide prdcr of             VEBA AG/9/         $8.02       -1.8%           18.8%
                         Materials           silicon wafers


                                                                            -------------------------------------------------------
                                                                            Minimum          $0.04      -35.1%          -99.6%
                                                                            Median           $5.20       -6.2%           -5.4%
                                                                            Mean             $7.04       -7.0%          -12.2%
                                                                            Maximum         $19.40       27.3%           55.8%
                                                                            -------------------------------------------------------


(1) Sourced from SIX: Bloomberg and Equidesk, excludes foreign issuers, banks, equity funds and professional sports teams.

(2) Rights were offered to shareholders other than Clayton, Dubilier & Rice (approx. 7% of total shares outstanding); Clayton, Dubilier (82 ownership pre-offering) offered to purchase any unexercised shares.

(3) Tracinda Group owned 89% prior to offering and agreed to be standby purchaser for any remaining unsold shares.

(4) Additional shares and proceeds related to the exercise of warrants issued in this transaction are not included.

(5) Two of the company's directors guaranteed to exercise their purchase rights and to purchase additional shares remaining unissued.

(6) Approximately 36% of the offering was purchased with the oversubscription privilege at 15% discount to original subscription rice ($0.85 per share).

(7) Total shares outstanding exclude 1,086,266 shares issued to Solidus, LLC just prior to rights offering; Solidus agreed not to exercise rights related to these shares.

(8) Oaktree Capital Management, LLC and TCW Special Credits (collectively, 59% ownership pre-offering) committed to subscribe for any shares of common stock that are not subscribed for by other shareholders, up to an aggregate of $20 million.

(9) VEBA AG owned 66% prior to offering and was not offered rights; VEBA did commit to purchasing any unexercised rights and ultimately purchased 95.7% of the rights offered.

(10) Share Prices have been adjusted for 3:1 stock split occurring on April 13, 2000.

(11) Share Prices have been adjusted for 1:5 stock split occurring on March 28, 2001.

(12) Share Prices have been adjusted for 1:15 stock split occurring on June 11, 1999.

                                                     CONSUMER PIPEs TRANSACTIONS
================================================================================


[GRAPHIC]

William Blair & Company
-----------------------

Comsumer PIPES Transactions

(April 2000 - Present)
----------------------------------------------------------------------------------------------------------------------------------

Announcement  Closing
    Date        Date    Issuer              Short Description                Investor                                    Deal Size
------------  --------  ----------------    -----------------------------    ------------------------------------------  ---------
Common Stock
   Issues
  02/28/01    02/28/01  United Auto         Operator of automotive           Mitsui and Company                          $    14.0
                         Group               dealerships
  02/27/01    02/27/01  Buca                Owns and operates restaurants    Invesco Funds / Oppenheimer                      33.2
  02/26/01    02/23/00  Collins & Aikman    Supplier of automotive parts     Heartland Industrial Partners                    42.5
  01/31/01    02/06/01  J. Jill Group       Women's apparel marketer         PIMCO Opportunity Fund, et al.                   30.8
  01/12/01    01/12/01  PF Chang's          Full-service restaurants         Two Large Mutual Fund Companies                  40.8
  01/02/01    01/03/01  Water Pik           Personal care and recreation     Special Value Investment Mgt                     15.0
                         Technologies        products
  08/07/00    06/29/00  Samuels Jewelers    Specialty retail jewelry stores  DDJ Capital Management, et al.                   13.0
  07/31/00    07/30/00  Drugstore com       Online drugstore                 Integral Capital Partners, et al.                40.0

                                                                                                                         ---------
                                                                                                               Minimum   $    13.0
                                                                                                                Median        32.0
                                                                                                                  Mean        28.7
                                                                                                               Maximum        42.5
(April 2000 - Present)
--------------------------------------------------------------------------------------------------------------

Announcement  Closing                               Premium / Discount  Market Cap  Offering as % of  Warrant
    Date        Date    Issuer                        vs 1 Day Prior     at Close      Market Cap     Coverage
------------  --------  ----------------            ------------------  ----------  ----------------  --------
Common Stock
   Issues
  02/28/01    02/28/01  United Auto                       8.0%         $  199.3          7.0%             -
                         Group
  02/27/01    02/27/01  Buca                             -7.5%            277.5         12.0%             -
  02/26/01    02/23/00  Collins & Aikman                 14.9%            305.7         13.9%             -
  01/31/01    02/06/01  J. Jill Group                   -31.6%            257.7         11.9%             -
  01/12/01    01/12/01  PF Chang's                       -8.0%            372.2         11.0%             -
  01/02/01    01/03/01  Water Pik                         8.6%             75.7         19.8%             -
                         Technologies
  08/07/00    06/29/00  Samuels Jewelers                 23.5%             26.4         49.2%             -
  07/31/00    07/30/00  Drugstore com                     0.0%            261.5         15.3%             -

                                                    --------------------------------------------------------
                                          Minimum       -31.6%         $   26.4          7.0%           0.0%
                                           Median         4.0%            259.6         12.9%           0.0%
                                             Mean         1.0%            222.0         17.5%           0.0%
                                          Maximum        23.5%            372.2         49.2%           0.0%
                                                    --------------------------------------------------------




Preferred Stock
    Issues
  02/26/01    02/23/00  Collins & Aikman    Supplier of automotive parts     Heartland Industrial Partners               $    82.5
  08/07/00    09/07/00  Blue Rhino          Distributes products and         Cahill, Warnock & Company                        10.3
                                             services to retailers
  07/31/00    07/30/00  Drugstore com       Online drugstore                 KPCB VIII L P, et al.                            22.9
  07/03/00    06/30/00  Shop at Home Inc    Collectibles consumer products   HFTP Investment L.L.C., Leonardo, L.P.           20.0
  06/08/00    06/14/00  Bioshield           Bacterial cleaning products      Wilson LLC                                        9.4
                         Technologies Inc.
  05/02/00    04/28/00  Global Media com    Online entertainment products    Rose Glen Capital Management                      5.0
                                             retailer
                                                                                                                        ----------
                                                                                                               Minimum   $     5.0
                                                                                                                Median        15.2
                                                                                                                  Mean        25.0
                                                                                                               Maximum        82.5
                                                                                                                         ----------


Preferred Stock
    Issues
  02/26/01    02/23/00  Collins & Aikman                 14.9%         $  305.7         27.0%             -
  08/07/00    09/07/00  Blue Rhino                       -9.4%             40.3         25.5%             -

  07/31/00    07/30/00  Drugstore com                     0.0%            261.5          8.7%             -
  07/03/00    06/30/00  Shop at Home Inc                156.9%            146.1         13.7%         117.6%
  06/08/00    06/14/00  Bioshield                        27.6%            115.0          8.2%          16.6%
                         Technologies Inc.
  05/02/00    04/28/00  Global Media com                  7.3%            161.1          3.1%          38.9%

                                                    --------------------------------------------------------
                                          Minimum   $    -9.4%         $   40.3          3.1%          16.6%
                                           Median        11.1%            153.6         11.2%          38.9%
                                             Mean        32.9%            171.6         14.4%          57.7%
                                          Maximum       156.9%            305.7         27.0%         117.6%
                                                    --------------------------------------------------------


Consumer PIPES Offerings
(April 2000- Present)

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Issuer Price                     % Change From 1 Day Prior to Announce Date
                                       --------------------------------------------      ------------------------------------------
                                        1 Day   Announcement     Closing
Issuer                  Offer Price     Prior      Date           Date       Current       Announce Date         Closing Date
-------                 -----------     -----   ------------     -------    --------       -------------         ------------
United Auto Group        $ 10.75       $ 9.95   $  10.04         $10.04     $ 13.87            0.9%                    0.9%
Buca                       18.50        20.00      19.50          19.50       20.39           -2.5%                   -2.5%
Collins & Aikman            5.00         4.35       4.60           4.94        4.12            5.7%                   13.5%
J Jill Group               18.00        26.31      25.50          25.38       16.85           -3.1%                   -3.6%
PF Chang's                 32.67        35.50      35.75          35.75       36.80            0.7%                    0.7%
Water Pik Technologies      7.60         7.00       7.13           7.63        7.75            1.8%                    8.9%
Samuels Jewelers            5.25         4.25       4.25           5.13        0.71            0.0%                   20.6%
Drugstore.com               4.94         4.94       4.94           4.94        1.57            0.0%                    0.0%

              -------------------------------------------------------------------------------------------------------------
              Minimum     $  4.9        425.0%  $    4.3          493.8%       70.5%          -3.1%                    3.6%
               Median        9.2        847.5%       8.6          883.3%     1081.0%           0.4%                    0.8%
                 Mean       12.8       1403.8%      14.0         1416.1%     1275.7%           0.4%                    4.8%
              Maximum       32.7       3550.0%      35.8         3575.0%     3680.0%           5.7%                   20.6%
              -------------------------------------------------------------------------------------------------------------
                              % Change From 1 Day Prior to Announce Date
                        -----------------
                                            Underlying Shares as a
                                              Multiple of Average
Issuer                     Current                 Volume
-------                 -------------------------------------------------------
United Auto Group           39.4%                   13.3
Buca                         2.0%                    3.3
Collins & Aikman            -5.3%                  327.8
J Jill Group               -36.0%                    5.0
PF Chang's                   3.7%                    3.1
Water Pik Technologies      10.7%                   32.0
Samuels Jewelers           -83.4%                1,880.3
Drugstore.com              -68.2%                   27.9

              ------------------------------------------
              Minimum      -83.4%                    3.1
               Median       -1.7%                   20.6
                 Mean      -17.1%                  286.6
              Maximum       39.4%                 1880.3
              ------------------------------------------


                        ------------------------------------------------------------------------------------------------------
Collins & Aikman          $ 5.00   $   4.35   $  4.60     $  4.94    $  4.12          5.7%        13.5%     -5.3%        637.1
Blue Rhino                  6.00       6.63      6.50        4.38       3.55         -1.9%       -34.0%    -46.4%         25.9
Drugstore.com               4.94       4.94      4.94        4.94       1.57          0.0%         0.0%    -68.2%         16.0
Shop At Home Inc.          12.00       4.67      5.19        4.67       1.64         11.0%         0.0%    -64.9%          1.6
Bioshield Technologies     19.70      15.44     16.00       14.50       0.42          3.6%        -6.1%    -97.3%          1.7
Global Media.com            6.44       6.00      6.00        6.38       0.04          0.0%         6.3%    -99.3%          6.5
                        ------------------------------------------------------------------------------------------------------


                        ------------------------------------------------------------------------------------------------------
              Minimum     $  4.9      435.0%  $   4.6       437.5%       4.0%         -1.9%      -34.0%    -99.3%          1.6
               Median        6.2      546.9%      5.6       493.8%     160.5%          1.8%        0.0%    -66.5%         11.2
                 Mean        9.0      700.4%      7.2       663.3%     189.0%          3.1%       -3.4%    -63.6%        114.8
              Maximum       19.7     1543.8%     16.0      1450.0%     412.0%         11.0%       13.5%     -5.3%        637.1
                        ------------------------------------------------------------------------------------------------------

                                                         MERGER TRANSACTION DATA
================================================================================



[GRAPHIC]

William Blair & Company
-----------------------


Take Private Transactions by Majority Shareholders
Announced and Completed Deals to Acquire Minority Stub Under $100 M(1)
(January 1999 to Present)
--------------------------------------------------------------------------------

                                                                                                               Stock Price Premiums
                                                                                                              ---------------------
                                                                                         Transaction  Final
 Announced   Effective    Target Name                    Acquiror Name                     Value(4)   Price   1 Day  7 Day   30 Day
 ---------   ---------    -----------                    -------------                       -----    -----   -----  -----   ------
12/19/2000   04/12/2001   Vitaminshoppe.com Inc          Vitamin Shoppe Industries Inc       $7.3    $ 1.00  220.0%  113.3%  128.6%
11/10/2000   12/18/2000   Holt's Cigar Holdings          HCH Acquisition Corp                11.3      5.50   57.1%   44.3%   57.1%
10/25/2000   12/21/2000   pcOrder.com                    Trilogy Software Inc                48.3      6.38   85.6%  108.3%   59.5%
09/01/2000   11/14/2000   Minolta-QMS Inc (Minolta Co)   Minolta Investments Co              34.6      6.00  100.0%  100.0%   95.9%
08/28/2000   10/04/2000   800-JR Cigar Inc               Investor Group                      33.3     13.00   20.9%   18.9%   30.0%
07/20/2000   11/16/2000   JLK Direct Distribution Inc    Kennametal Inc                      36.5      8.75   48.9%   94.4%   75.0%
06/01/2000   12/28/2000   In Home Health Inc             Manor Care Inc                      21.0      3.70   87.9%   85.0%   69.1%
05/04/2000   12/31/2000   Petroglyph Energy Inc          Intermountain Industries             9.6      3.00   50.0%  118.2%   68.4%
01/18/2000   04/19/2000   Conning Corp                   Metropolitan Life Insurance Co      74.3     12.50   30.7%   33.3%   44.9%
12/08/1999   06/19/2000   Robertson-Ceco Corp            Heico Companies LLC                 57.0     11.50   46.0%   43.8%   44.9%
07/15/1999   11/01/1999   Orange-co Inc                  Reservoir Capital Group LLC         34.4      7.00    9.8%   12.0%   47.4%
09/08/1999   06/28/2000   Sunrise Intl Leasing Inc       King Management Corp                17.0      5.25   23.5%   21.7%   22.6%
11/01/1999   11/01/1999   Andataco Inc(2)                nStor Technologies Inc               1.8      0.31   10.7%   34.8%   41.7%
04/21/1999   08/09/1999   Killearn Properties Inc        Killearn Inc                         1.9      5.50   22.2%   20.5%   14.3%
04/09/1999   06/18/1999   Meadowcraft Inc                Investor Group                      53.2     10.00   64.9%   66.7%   68.4%
03/09/1999   06/30/1999   Sun Energy Partners LP(3)      Kerr-McGee Corp                     43.4      5.75   41.5%   43.8%   46.0%
03/08/1999   12/01/1999   ENStar Inc                     Investor Group                      13.2     12.50   56.3%   60.0%   63.9%
02/24/1999   05/21/1999   Industrial Scientific          Investor Group                      31.1     28.50   39.0%   39.9%   39.0%
01/22/1999   06/11/1999   Treadco Inc                    Arkansas Best Corp(5)               22.7      9.00   38.5%   46.9%   33.3%

                                                                                          ------------------------------------------
                                                                          Minumum            $1.8     $0.31    9.8%   12.0%   14.3%
                                                                             Mean            29.0      8.17   55.5%   58.2%   55.3%
                                                                           Median            31.1      6.38   46.0%   44.3%   47.4%
                                                                          Maximum            74.3     28.50  220.0%  118.2%  128.6%

                                                                                          ------------------------------------------


-------------------------------------------------------------------------------
(1) Excludes 14 acquisitions by Thermo Electron Corp. (TE) as part of its restructuring strategy to make TE one public company.

(2)  nStar Technologies previously purchased 75% of Andataco on June 9, 1999.

(3) Master Limited Partnership controlled by Kerr-McGee Corp., pursuant to the Feb. 26, 1999 merger of Kerr-McGee and Oryx Energy Corp;$4.52 per share due upon closing and $1.23 per share payable upon final, non-appealable court approval of previously announced settlement.

(4)  Per SDC: Thomson Financial.

(5)  Ownership of 49% prior to transaction.





                                                                                                           Enterprise Value to
                                                                                                        ------------------------
                                                                                                         LTM           Forward
                                                                                                        ------------------------
                                                                                              Equity
    Date        Date                                                      Enterprise Equity   Value          Gross          Gross
 Announced   Effective    Target                Acquirer                     Value   Value    to Cash Sales  Profit  Sales  Profit
 ---------   ---------    ------                --------                   --------- ------  -------  -----  ------  ----- ------

  4/5/2001   Pending    Emusic.com         Universal Music Group             $1.9     $24.6   1.1 x  0.2 x     0.3 x   NA x  NA x
  2/5/2001   3/19/2001  eGreetings.com     AmericanGreetings.com             (0.9)     30.2     0.9   (0.1)   (0.2)    NA    NA
  1/4/2001   2/20/2001  TravelNow.com Inc. Hotel Reservations Network Inc.   44.6      46.0    33.5    5.9    18.0     NA    NA
 10/24/2000 12/29/2000  Fog Dog            Global Sports                    (14.4)     27.7     0.7    NMF     NMF    NMF   NMF
  9/13/2000 11/17/2000  Fatbrain.com Inc.  barnesandnoble.com Inc.           53.2      56.5    11.6    1.0     4.7    1.0   5.1
  7/20/2000  9/1/2000   CDNow              Bertelsman                       116.9      99.0     9.4    0.7     3.3    0.6   2.7
  6/26/2000  9/5/2000   HomeGrocer.com     Webvan Group                   1,124.4   1,246.7     7.9   16.7    90.8     NA    NA
  3/13/2000  6/16/2000  Vitamins.com       HealthCentral.com                103.4     103.5   191.2    4.3    14.5     NA    NA
  1/31/2000  3/21/2000  Travelscape.com    Expedia.com                       80.5      84.4    17.9    1.2     4.4     NA    NA


                                                                                                       1 Day     1 Week   30 Days
                                                                                                      Prior to  Prior to  Prior to
    Date       Date                                                             Gross          Gross  Announce- Announce- Announce-
Announced  Effective    Target              Acquirer                    Sales  Profit  Sales   Profit   ment      ment      ment
---------  ---------    ------              --------                   -------  ------ ------- -----  --------  --------  --------
  4/5/2001    Pending   Emusic.com         Universal Music Group        2.3 x   3.4 x   NA x    NA x   160.6%     102.7%    65.8%
  2/5/2001   3/19/2001  eGreetings.com     AmericanGreetings.com        3.1     7.1     NA      NA      70.0%     147.3%    94.3%
  1/4/2001   2/20/2001  TravelNow.com Inc. Hotel Reservations Network   6.1    18.5     NA      NA      14.8%      21.0%    35.8%
                                             Inc.
 10/24/2000 12/29/2000  Fog Dog            Global Sports                1.3    12.2    0.7     4.3      -0.4%      19.5%   -14.7%
  9/13/2000 11/17/2000  Fatbrain.com Inc.  barnesandnoble.com Inc.      1.1     5.0    1.1     5.4      11.5%      13.3%     9.7%
  7/20/2000  9/1/2000   CDNow              Bertelsman                   0.6     2.8    0.5     2.2       4.3%      20.0%     4.3%
  6/26/2000  9/5/2000   HomeGrocer.com     Webvan Group                18.5   100.6     NA      NA      15.9%      36.5%   163.4%
  3/13/2000  6/16/2000  Vitamins.com       HealthCentral.com           24.3    14.5     NA      NA        NA         NA       NA
  1/31/2000  3/21/2000  Travelscape.com    Expedia.com                  1.3     4.6     NA      NA        NA         NA       NA



------------------------------------------------------------------------------------------------------------------------
 Minimum(2)  $ (14.4) $ 27.7   0.7 x (0.1 ) x (0.2) x  0.6 x   2.7    0.6 x   2.8 x  0.5 x  2.2    -0.4%    13.3%  -14.7%
  Median(2)     66.8    70.4  10.5    1.2      4.7     0.8     3.9    2.2     9.6    0.7    4.3    13.1%    20.5%   22.8%
    Mean(2)    188.5   211.8  34.1    4.2     19.4     0.8     3.9    7.0    20.7    0.7    4.0 x  19.3%    42.9%   48.8%
 Maximum(2)  1,124.4 1,246.7 191.2   16.7     90.8     1.0     5.1   24.3   100.6    1.1    5.4    70.0%   147.3%  163.4%

-------------------------------------------------------------------------------------------------------------------------


---------------------------

(1) Excludes auction services, financial based services, healthcare, career services sites, predominatly advertising base models and transactions greater than $1 billion with the exceptions of the HomeGrocer/Webvan transaction.

(2)  Pending transactions not included in calculation.


Garden's U.S. Mergers & Acquisitions Since 1996 (1)
--------------------------------------------------------------------------------

                                                                                                                        Equity
                                                                          Total     Equity         Total Value/         Value/
  Date         Date                                                       Value     Value     -----------------------   LTM Net
Announced   Effective    Target Name        Target Business Description   ($mil)    ($mil)    Sales    EBITDA    EBIT   Income
--------    ---------    -----------        ---------------------------   -------   -------   -----    ------    ----   ------
03/07/00    04/13/00     US Foodservice     Food distributor              3,449.7   2,693.6   0.53      12.0     14.9    26.6
05/19/98    10/28/98     Grant Food Inc.    Own, operate supermarkets     2,670.7   2,723.5   0.62      11.7     20.8    31.2
03/28/96    07/23/96     Stop & Shop Cos    Own, operate supermarkets     2,826.7   1,713.3   0.69       8.6     12.5    21.9

                                                               ---------------------------------------------------------------
                                                               Minimum:  $2,670.7  $1,713.3   0.53x      8.6x    12.5x   21.9x
                                                                  Mean:   2,982.4   2,376.8   0.61      10.8x    16.1x   26.6x
                                                                Median:   2,826.7   2,693.6   0.62      11.7x    14.9x   26.6x
                                                               Maximum:   3,449.7   2,723.5   0.69      12.0x    20.8x   31.2x
                                                               ---------------------------------------------------------------


                                                                                          Stock Price Premiums
                                                                          -----------------------------------------------------
  Date         Date                                                       1 Day Prior to   1 Week Prior to    30 Days Prior to
Announced   Effective    Target Name        Target Business Description    Announcement      Announcement       Announcement
--------    ---------    -----------        ---------------------------   --------------   ---------------    ----------------
03/07/00    04/13/00     US Foodservice     Food distributor                  42.5%            67.7%               116.7%
05/19/98    10/28/98     Grant Food Inc.    Own, operate supermarkets         15.4%            14.7%                10.7%
03/28/96    07/23/96     Stop & Shop Cos    Own, operate supermarkets         25.2%            30.1%                42.6%


                                                               ----------------------------------------------------------
                                                               Minimum:       15.4%            14.7%                10.7%
                                                                  Mean:       27.7%            37.5%                56.6%
                                                                Median:       25.2%            30.1%                42.6%
                                                               Maximum:       42.5%            67.7%               116.7%
                                                               ----------------------------------------------------------

(1) Does not include Garden's acquisition of PYA/Monarch for $1.56 billion, as no data was available.

                                                         TRADITIONAL GROCER DATA
================================================================================



[GRAPHIC]


William Blair & Company
-----------------------

                                       FOLLOW-ON OFFERINGS SINCE JANUARY 1, 2001
================================================================================


[GRAPHIC]


William Blair & Company
-----------------------